United Realty Trust 10-Q

EXHIBIT 10.6

AGREEMENT FOR PURCHASE AND SALE OF

REAL ESTATE AND RELATED PROPERTY

THIS AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE AND RELATED PROPERTY (this “Agreement”) is made and entered into as of this 13th day of April, 2015 (the “Effective Date”), by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”), and UNITED REALTY FUND MANAGEMENT, LLC, a Delaware limited liability company (or its Permitted Assignee, as defined in Paragraph 13(a) hereof), both of which are, or will be, authorized to do business in the State of North Carolina as a foreign limited liability company (“Purchaser”).

RECITALS:

A.     Seller is the owner of fee simple title to the Property (as such term is hereinafter defined).

B.      Seller desires to sell the Property to Purchaser, and Purchaser desires to purchase the Property from Seller, each upon and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of and in reliance upon the above Recitals which are incorporated herein, the terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

1.      PURCHASE AND SALE OF PROPERTY.

Subject to the terms and conditions of this Agreement, Seller shall sell, convey and assign to Purchaser or its nominee or assignee, and Purchaser or its nominee or assignee shall purchase all rights, title and interest of Seller relating to the following described property (all of which is hereinafter collectively referred to as the “Property”):

(a)     That certain tract of real estate containing approximately 10.329 acres improved with one (1) building containing approximately 101,555 rentable square feet, a parking lot and other improvements located in Forsyth County, North Carolina, which real estate is legally described on Exhibit A attached hereto and made a part hereof, together with (i) all and singular easements, covenants, agreements, rights, privileges, tenements, hereditaments and appurtenances thereunto now or hereafter belonging or appertaining thereto and (ii) any and all oil, gas and mineral rights relating to such real estate, water and water rights, ditch and any other rights to use and appropriate water from or relating to such real estate (collectively, the “Land”); and

(b)     all right, title and interest of Seller (whether now or hereafter existing) in and to any land lying in the bed of any street, alley, road or avenue (whether open, closed or proposed) within, in front of, behind or otherwise adjoining the Land or any of it, and, subject to the provisions of Section 6, all right, title and interest of Seller (whether now or here after existing) in and to any award made or to be made as a result of or in lieu of condemnation, and in and to any award for damage to the Property or any part thereof by reason of casualty (all of the foregoing being included within the term “Land”); and

(c)     all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over and under the Land, including, without limitation, any and all plumbing, air conditioning, heating, ventilating, mechanical, electrical and other utility systems, loading docks, parking lots and facilities, landscaping, roadways, sidewalks, security devices, signs and light fixtures (collectively, the “Improvements”) (the Land and Improvements being collectively referred to as the “Premises”); and

(d)     all furniture, furnishings, fixtures, equipment, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, carpeting, and window treatments utilized by Seller exclusively in connection with the Property, and other tangible personal property owned by Seller or in which Seller otherwise has an interest (other than a leasehold interest) if utilized by Seller solely in connection with the Property which is not owned by Tenant under the Lease (as such terms are hereinafter defined), as described on Exhibit B attached to this Agreement, together with all replacements and substitutions therefor (together with the intangible personal property hereinafter identified, collectively the “Personal Property”); and

(e)     all right, title and interest of Seller in all existing surveys, blue prints, drawings, plans and specifications (including, without limitation, structural, HVAC, mechanical and plumbing plans and specifications) and other documentation for or with respect to the Property or any part thereof; all use, occupancy, building and operating permits, licenses and approvals relating to the Property or any part thereof; to the extent assignable, all existing guarantees and warranties issued in connection with the purchase, construction, alteration, installation or repair of all or any portion of the Property; to the extent assignable, construction drawings, soil tests, and environmental reports related to the Property, all available correspondence relating to the leasing, repair, maintenance and operation of the Property with the Tenant, vendors, suppliers, utility companies and other third parties; and such other existing books, records and documents (including, without limitation, those relating to ad valorem taxes and the lease) used in connection with the operation of the Property or any part thereof; and

(f)      all right, title and interest of Seller in and to the Lease and, to the extent assignable, Service Contracts (as hereinafter defined) which Purchaser elects to assume, if any, and the other intangible personal property, together with any associated good will, now or hereafter owned by Seller or in which Seller otherwise has an interest and used in connection with or arising from the business now or hereafter conducted on or from the Property or any part thereof, including, without limitation, lease and other contract rights, names, but excluding the name Highwoods, Highwoods Properties, Highwoods Realty Limited Partnership, or any derivation thereof and trademarks adopted by Seller or any of its affiliates which identifies the name Highwoods and also excluding claims and other choses in action of Seller. The only Lease encumbering the Premises, or any part thereof, Property is that Lease with US Airways, Inc. (the “Tenant”) described on Exhibit C attached hereto and incorporated herein by reference (the “Lease”). The term “Lease” shall also include any modifications, amendments, renewals or extensions of the Lease. A list of all employment, union, purchase, service and maintenance agreements, equipment leases and any other agreements, contracts, licenses and permits affecting or pertaining in any way to the Property or any part thereof to which Seller is a party (the “Service Contracts”) is attached to this Agreement as Exhibit D.

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2.      PURCHASE PRICE.

The total consideration to be paid by Purchaser to Seller for the Property (the “Purchase Price”) is Fifteen Million Three Hundred Thousand and No/100 Dollars ($15,300,000.00). The Purchase Price is subject to any adjustments as provided below in this Agreement, and shall be paid as follows:

(a)      Earnest Money.

(i)     Within two (2) business days of the Effective Date of this Agreement (as defined herein), Purchaser shall deliver to the Title Insurer (as hereinafter defined), as escrowee (“Escrowee”), the sum of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the “Initial Deposit”) in the form of a check payable to Escrowee, or a federal funds wire transfer to an account designated by Escrowee. In the event Purchaser does not terminate this Agreement by the end of the Due Diligence Period (as defined in Section 9 hereof), within two (2) business days of the expiration of the Due Diligence Period, Purchaser will deposit with the Escrowee an additional Earnest Money Deposit of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00) (the “Additional Deposit”). The Initial Deposit, the Additional Deposit and the Closing Extension Deposit (as defined in Paragraph 5(a) below) are referred to in this Agreement as the “Earnest Money.” The Earnest Money shall be held by Escrowee pursuant to a joint order escrow agreement between Seller and Purchaser in the form of the Escrow Agreement attached as Exhibit E hereto.

(ii)    If the transaction contemplated by this Agreement closes in accordance with the terms and conditions of this Agreement, at Closing, the Earnest Money shall be delivered by the Escrowee to Seller as payment toward the Purchase Price. Notwithstanding anything to the contrary contained herein, if this Agreement is terminated in its entirety by Purchaser pursuant to the terms hereof, or if the transaction fails to close with respect to the Property for any reason other than solely by reason of a default on the part of Purchaser, the Earnest Money shall be delivered by the Escrowee to Purchaser, together with any and all interest earned thereon, without deduction or setoff. If the transaction fails to close solely due to a default on the part of Purchaser, the Earnest Money shall be delivered by the Escrowee to Seller as its sole and exclusive remedy (provided Purchaser shall be responsible for Purchaser’s Continuing Obligations [as hereinafter defined in Paragraph 9(d) below] regardless of the amount thereof), as more particularly provided for in Paragraph 12(b) below.

(b)     Cash at Closing.   At Closing, Purchaser shall pay to Seller the Purchase Price less the Earnest Money delivered by the Escrowee to Seller, subject to the adjustments and prorations required by this Agreement, by wire transfer of federal funds to Escrowee (such amount, as adjusted, being referred to herein as the “Cash Balance”).

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3.      OPERATION OF PROPERTY THROUGH CLOSING.     From the Effective Date through and including the first to occur of (i) the termination of this Agreement or (ii) the Closing Date:

(a)     Seller shall manage and operate the Property in the same manner that it is currently managing same and keep the Premises and the tangible Personal Property in good condition and repair, ordinary wear and tear and casualty damage excepted. Seller shall not transfer nor remove any Personal Property that is material to the operation or value of the Premises subsequent to the Effective Date unless Seller replaces the same prior to the Closing Date with Personal Property of equivalent or better utility and quality to the items replaced.

(b)     Without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion, Seller shall not sell, mortgage, pledge, hypothecate or otherwise transfer or dispose of all or any part of the Property or any interest therein, nor shall Seller initiate, consent to, approve or otherwise take any action with respect to zoning or any other governmental rules or regulations presently applicable to all or any part of the Property other than such action as is necessary to maintain the Property in compliance with such rules and regulations applicable to all or any part of the Property, provided Seller may encumber the Property with deeds of trust existing on the Property as of the Effective Date (which deeds of trust shall be canceled at Closing), general utility easements if necessary for the proper operation thereof, but only after consent by Purchaser, which consent shall not be unreasonably withheld or delayed.

(c)     From and after Effective Date, without the prior written consent of Purchaser, which consent may be withheld in Purchaser’s sole and absolute discretion, Seller shall not modify, extend, amend or renew the Lease or enter into any new lease with respect to the Property (including without limitation reducing the amount of any security deposit or releasing or modifying any guaranty, if any, of the Lease). Any modification, extension, amendment, or renewal entered into in accordance with this Paragraph 3(c) shall be deemed a part of the Lease, subject to the covenants, representations and warranties set forth in this Agreement with respect to the Lease.

(d)     Seller shall comply with all federal, state, municipal and other governmental laws, ordinances, requirements, rules, regulations, notices and orders, and all agreements, covenants, conditions, easements and restrictions relating to the Property, including, without limitation, any such requirements, rules, regulations, notices or orders issued or imposed after the date of this Agreement.

(e)     If and when Seller has knowledge of the occurrence of any event which affects the truth or accuracy of any representations or warranties made by Seller under or pursuant to this Agreement, Seller shall promptly give written notice to Purchaser of such event, including, but not limited to, Seller’s receipt of (i) any written notices of material default or alleged material default by the landlord or the Tenant under the Lease or by any party under any of the Service Contracts delivered or received by Seller from and after the Effective Date, and (ii) any written notices of alleged material violations of applicable law with respect to the Premises received by Seller from and after the Effective Date.

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(f)      Purchaser shall have access to the Property upon reasonable prior notice to Seller (oral or written) or during normal business hours as is reasonably necessary for it to inspect same to assure that Seller is complying with the requirements of this Section 3, provided Purchaser’s access shall not unreasonably interfere with the Tenant’s use and enjoyment thereof under the Lease, nor shall such access violate the terms and provisions thereof.

(g)     Seller shall cause to be maintained in force fire and extended coverage insurance and commercial general liability insurance upon the Premises in amounts of not less than One Million and 00/100 Dollars ($1,000,000.00).

(h)     Seller shall not enter into any new Service Contract that is not terminable within thirty days of written notice relating to the Premises without the prior written consent of Purchaser, which shall not be unreasonably withheld, and Seller shall comply in all material respects with its obligations under any Service Contracts that exist as of the Effective Date. Seller hereby agrees and acknowledges that Purchaser may require Seller to terminate the existing Service Contracts, if any, at Seller’s sole cost and expense effective not later than thirty (30) days after the Closing Date as a condition of Purchaser’s consummating the purchase of the Premises. Seller further agrees that any and all management agreements and brokers’ agreements affecting the Premises shall be terminated as of the Closing Date. Seller shall provide Purchaser with evidence confirming the termination of all such Service Contracts prior to Closing.

(i)      Seller shall not construct or permit to be constructed any improvements or capital items to or on the Improvements, including Tenant improvements, without the prior written approval of Purchaser, which approval shall not be unreasonably withheld or delayed, except for Tenant improvements that the Tenant is entitled to, or that Seller is required to, make pursuant to the Lease.

4.      STATUS OF TITLE TO PROPERTY.

(a)     State of Title.   At Closing, Seller shall convey to Purchaser, or Purchaser’s permitted designee or assignee, the entire fee simple estate in and to the Premises by a recordable special warranty deed, subject only to: (i) those covenants, conditions and restrictions and other exceptions to title to the Property which are not disclosed by Purchaser to Seller as Unacceptable Title Matters pursuant to Paragraph 4(d) below (or implicitly approved by Purchaser not objecting to any such Unacceptable Title Matters during the Title Review Period [as defined in Paragraph 4(d) below] for the Property), (ii) the lien of general real estate taxes for the current year and subsequent years which are not yet due or payable, and (iii) the rights of the Tenant to occupy the Premises pursuant to the Lease (the above enumerated exceptions collectively referred to as the “Permitted Exceptions”).

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(b)     Preliminary Evidence of Title.   Within fifteen (15) days after the Effective Date, Purchaser shall obtain (and deliver copies to Seller of) a commitment (the “Title Commitment”) (and copies of the documents of record disclosed by the Title Commitment) for an Owner’s Title Insurance Policy proposing to insure Purchaser and committing to insure the Property in the amount of the Purchase Price, issued by a title insurance company selected by Purchaser in its reasonable discretion (the “Title Insurer”). The Title Commitment shall be effective as of a date after the date of this Agreement and must show fee simple title in Seller.

(c)     Survey.   Purchaser, at Purchaser’s sole cost and expense, may cause an accurate as-built survey and legal description of the Property to be prepared and certified to Purchaser and the Title Company (the “Survey”), which shall be delivered to Seller upon the completion thereof.

(d)     Title Defects.   If the Title Commitment or Survey discloses with respect to the Property, exceptions to title or other matters unacceptable to Purchaser in its sole discretion (the “Unacceptable Title Matters”), Purchaser shall notify Seller of any Unacceptable Title Matter related to the Property on or before the date which is twenty (20) business days after the Purchaser receives both the Title Commitment (and complete copies of the documents of record disclosed by the Title Commitment) and Survey (such twenty (20) business day period from the final delivery to Purchaser of the Title Commitment, copies of documents of record and Survey being hereinafter referred to as the “Title Review Period” for the Property, provided such notice shall be delivered to Seller, if at all, no later than five (5) business days prior to the end of the Due Diligence Period), and Seller shall have ten (10) business days from the date of such notice to have each such Unacceptable Title Matter removed (without any obligation to do so, except Seller will be obligated to remove at Closing any monetary liens encumbering the Property), or, to attempt to have the Title Insurer commit to insure over such Unacceptable Title Matter, in a manner reasonably acceptable to Purchaser (provided if the Title Insurer fails to insure over such Unacceptable Title Matter, Purchaser may terminate this Agreement, and as its sole remedy receive a refund of the Earnest Money), or to correct each such other matter, in each case to the reasonable satisfaction of Purchaser. If within the time specified, Seller fails to have each such Unacceptable Title Matter removed, insured over or corrected as aforesaid, Purchaser may elect to either (i) terminate this Agreement and receive a refund of the Earnest Money, or (ii) elect to accept title to the Property subject to the Unacceptable Title Matter with the right to deduct from the Purchase Price a sum equal to the amount required to discharge liens or encumbrances of a definite or ascertainable amount. If Purchaser fails to make either such election, Purchaser shall be deemed to have elected option (i) above.

5.      CLOSING.

(a)     Closing Date.   The “Closing” of the transaction contemplated by this Agreement (that is, the payment of the Cash Balance, the transfer of good and marketable title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall occur at 10:00 a.m. Eastern time at the office of the Title Insurer or such other place as agreed to by the parties on the date that is the later to occur of (i) the thirtieth (30th) day after the end of the Due Diligence Period, or (ii) on such other date as may be mutually agreed upon by the parties hereto (the “Closing Date”). Except as set forth in Paragraph 13(c) hereof, time is of the essence with respect to the Closing Date. The Closing shall be subject to the satisfaction of the conditions precedent set forth in Section 10 herein, unless waived by the party in whose favor the condition runs. If the date of Closing above provided for falls on a Saturday, Sunday or legal holiday, the Closing Date shall be the next business day. Notwithstanding the foregoing, in the event that Purchaser is unable to complete Closing on the Closing Date as set forth herein, Purchaser shall have the right to postpone the Closing by written notice to Seller for a maximum of fourteen (14) days by depositing with the Escrowee the sum of One Hundred Thousand and No/100 Dollars ($100,000) (the “Closing Extension Deposit”) which will be held by the Escrowee as part of the Earnest Money pursuant to Paragraph 2(a) hereof.

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(b)     Closing Documents.

(i)     Seller.   Except as specifically provided herein, not later than three (3) business days prior to the Closing Date, Seller shall deliver or cause to be delivered to Purchaser a copy of each of the following (the original of each, in form and substance acceptable to Purchaser, if not attached as an Exhibit to this Agreement, to be executed (if necessary)) and delivered at Closing to the Escrowee:

(1)     a special warranty deed for the Property, in form attached hereto as Exhibit F, subject only to the Permitted Exceptions, sufficient to transfer and convey to Purchaser or Purchaser’s designee or assignee fee simple title to the Property as required by this Agreement, and otherwise in form acceptable to the Title Insurer;

(2)     a bill of sale for the tangible Personal Property, in form attached hereto as Exhibit G. sufficient to transfer to Purchaser or Purchaser’s designee or assignee title to the tangible Personal Property and containing appropriate warranties of title and condition as required by this Agreement;

(3)     a letter for the Property advising Tenant under the Lease of the change in ownership of the Premises and directing it to pay rent to Purchaser or as Purchaser may direct;

(4)     any and all affidavits, certificates or other documents customarily required by the Title Insurer in order to cause it to issue the Owner’s Title Insurance Policies in the form and condition required by this Agreement;

(5)     an Assignment and Assumption of the Lease for the Property, in form attached hereto as Exhibit H, which will provide that Seller shall indemnify Purchaser with respect to all obligations that accrue under the Lease prior to the date of Closing (except for Tenant security deposit which is turned over to Purchaser);

(6)     to the extent applicable, an Assignment and Assumption of Assumed Service Contracts for the Property, in form attached hereto as Exhibit L which shall provide that Seller shall indemnify Purchaser with respect to all obligations that accrue under the Assumed Service Contracts (defined in Section 9 below) on and prior to the date of Closing; and evidence of termination of all Service Contracts not assumed, including any and all management contracts affecting the Property;

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(7)     no later than two (2) business days after Closing, the original Lease and Assumed Service Contracts and any and all building plans, surveys, site plans, engineering plans and studies, utility plans, landscaping plans, development plans, specifications, drawings, marketing artwork, construction drawings, soil tests, complete warranty book including all contractors and subcontractors and other documentation concerning all or any part of the Property and in the possession of Seller or any manager or submanager of the Property;

(8)     any assignable bonds, warranties or guaranties which are in any way applicable to the Property or any part thereof;

(9)     Seller’s affidavit stating, under penalty of perjury, Seller’s U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of Paragraph 1445 of the Internal Revenue Code;

(10)   required Estoppel in accordance with Paragraph 10(d) below, and required Subordination Agreement in accordance with Paragraph 10(e) below;

(11)   all other documents reasonably required by Purchaser or the Title Insurer in order to perfect the conveyance, transfer and assignment of the Property to Purchaser or Purchaser’s designee and issue the Owner’s Title Insurance Policy;

(12)   the Tenant security deposit, if any, if in the form of a letter of credit or other form which is not cash shall be transferred to Purchaser in a form sufficient for Purchaser to draw upon the same;

(14)   a recertification of Seller’s representations and warranties hereunder as of Closing, if true, or if not true, a statement informing Purchaser why such representation or warranty is not true; and

(15)   a lien waiver signed by Seller’s Named Broker (as defined in Section 11).

(ii)    Purchaser.   Purchaser, or its nominee or assignee, shall deliver or cause to be delivered to Seller at Closing:

(1)     the Cash Balance;

(2)     duly executed Assignment and Assumption of Lease for the Property, in form attached hereto as Exhibit H. which will provide that Purchaser shall indemnify Seller with respect to all obligations that accrue under the Lease after the date of Closing;

(3)     to the extent applicable, the duly executed Assignment and Assumption of Assumed Service Contracts for the Property, in form attached hereto as Exhibit I. which will provide that Purchaser shall indemnify Seller with respect to all obligations that accrue under the respective Assumed Service Contracts after the date of Closing;

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(4)     A lien waiver signed by Purchaser’s Named Broker; and

(5)     any and all affidavits, certificates or other documents required by the Title Insurer in order to cause it to issue the Owner’s Title Insurance Policies in the form and condition required by this Agreement.

(c)     Closing Prorations and Adjustments.   Statements of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Agreement and submitted to Purchaser for review and approval not less than three (3) business days prior to the Closing Date. For purposes of prorations, Purchaser shall be deemed the owner of the Property on the Closing Date. In addition to prorations and other adjustments that may otherwise be provided for in this Agreement, the following items are to be prorated or adjusted, as the case may require, as of the Closing Date:

(i)     If not paid by the Tenant pursuant to the Lease, real estate and personal property taxes and assessments (initially prorated on the basis of the most recent ascertainable bill, but subject to reproration upon issuance of the actual bill therefor to effectuate the actual proration), provided that Seller shall pay prior to Closing or give Purchaser a credit at Closing for, the amount of all installments of special assessments levied prior to Closing and which are payable after Closing;

(ii)    Seller and Purchaser shall prorate the rent, charges and other amounts payable by Tenant to Seller for the month of Closing, including expense “pass-throughs” which are due for the month of Closing. With respect to rent, charges and other amounts payable by Tenant to Seller (including expense “pass-throughs”) for months prior to the month of Closing (“Delinquent Amounts”), Purchaser shall make a commercially reasonable good faith effort to collect such Delinquent Amounts for a period of three months following Closing), but Purchaser shall not be required to take legal action with respect to Delinquent Amounts. At Closing, Seller shall deliver to Purchaser a schedule of all Delinquent Amounts. Notwithstanding the foregoing or any direction from Tenant to the contrary, rental and other payments received by Purchaser from Tenant shall first be applied toward Purchaser’s actual out-of-pocket costs of collection, then toward the payment of rent and other charges owed to Purchaser for periods after the Closing, and any excess monies received shall be applied toward the payment of Delinquent Amounts. Purchaser may not waive any Delinquent Amounts or modify a Lease so as to reduce amounts or charges owed under Lease for any period in which Seller is entitled to receive a share of charges or amounts, without first obtaining the written consent of Seller and Seller shall have the right to collect same after Closing.

Purchaser shall make year-end reconciliations of reimbursements owed by Tenant under the Lease to the landlord thereunder of the Tenant’s share of property taxes and assessments, insurance premiums, common area maintenance and other expenses related to the operation of the Property for the calendar year 2015 (collectively, “Reimbursable Tenant Expenses”). In order to enable Purchaser to make any year-end reconciliations of Reimbursable Tenant Expenses for calendar year 2015, Seller shall deliver to Purchaser, in writing, within sixty (60) days after the Closing Date, the Reimbursable Tenant Expenses actually paid or incurred by Seller for the portion of the calendar year 2015 during which Seller owned the Property (“Seller’s Actual Reimbursable Tenant Expenses”) and the Tenant reimbursements for such Reimbursable Tenant Expenses actually paid to Seller by Tenant for the portion of the calendar year 2015 during which Seller owned the Property (“Seller’s Actual Tenant Reimbursements”). On or before March 31, 2016, Purchaser shall deliver to Seller a reconciliation statement (the “Reconciliation Statement”) setting forth (i) the Actual Reimbursable Tenant Expenses paid or incurred during calendar year 2015, (ii) the Actual Tenant Reimbursements actually paid in calendar year 2015, and (iii) a calculation of the difference between the two (i.e., establishing that the Actual Reimbursable Tenant Expenses were either more or less than the Actual Tenant Reimbursements for the calendar year 2015), with Purchaser utilizing the information delivered to Purchaser by Seller related to the period of the calendar year 2015 which is prior to the Closing Date.

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Any amount due Seller pursuant to the foregoing calculation (in the event Seller’s Actual Tenant Reimbursements for the period January 1 to the date prior to Closing are less than Seller’s Actual Reimbursable Tenant Expenses for the same period) or Purchaser (in the event the Actual Tenant Reimbursements are more than the Actual Reimbursable Tenant Expenses), as the case may be, shall be paid by Purchaser to Seller within fourteen (14) business days after Purchaser has collected such sums from any tenant who owes same, or if Seller owes Purchaser for any such sum, Seller shall pay to Purchaser within fourteen (14) business days after delivery of the Reconciliation Statement to Seller, all such sums owed by Seller to Purchaser. If Purchaser is paid any such amount by Seller, Purchaser thereafter shall be obligated to promptly remit the applicable portion to the Tenant entitled thereto. If Purchaser has transferred its interest in the Property to a successor-in-interest or assignee prior to such date, then, on or before the transfer of its interest in the Property, Purchaser shall (i) in writing expressly obligate such successor-in-interest or assignee to be bound by the provisions of this Section, and (ii) deliver written notice of such transfer to Seller, and thereafter Seller shall make the deliveries specified above to Purchaser’s successor-in-interest or assignee. Seller’s Reconciliation Statement shall be final and binding for purposes of this Contract;

(iii)   the full amount of the security deposit, paid under the Lease, if any, and not theretofore applied, together with interest thereon to the extent any interest is required by law or otherwise to be paid to the Tenant, shall be delivered by Seller to Purchaser on the date of Closing. Prior to the Closing, Seller shall not apply the security deposit;

(iv)   water, electric, telephone and all other utility and fuel charges not paid by the Tenant under the Lease shall be prorated ratably on the basis of the last ascertainable bills (and reprorated upon receipt of the actual bills or invoices) unless final meter readings and final invoices can be obtained. To the extent practicable, if Tenant does not pay the water, electric, telephone and other utility charges pursuant to the Lease, Seller shall cause meters for utilities to be read not more than one (1) business day prior to the date of Closing;

(v)    amounts paid or owing under any Assumed Service Contracts, if any;

(vi)   assignable license and permit fees;

(vii)  other expenses of operation and similar items;

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(viii) Seller shall be responsible for all leasing commissions and other leasing costs due and payable prior to the Effective Date with respect to the Lease. Purchaser shall be responsible for all leasing commissions and other leasing costs attributable to the Lease or the renewal, extension or expansion of the Lease due and payable after the Effective Date. If Seller has, prior to the Closing, paid any leasing commissions or other leasing costs which are Purchaser’s responsibility hereunder, Seller will receive a credit for same from Purchaser at the Closing. Purchaser shall have no obligation to pay for any leasing commissions in connection with the initial terms of the Lease. This subsection shall survive Closing;

(ix)   The cost of all Tenant improvement work owed or to be owed in connection with the current term of the Lease existing as of the date hereof (collectively “Seller TI Work Payable”) shall be the responsibility of Seller, and shall be paid in full by Seller at or prior to Closing. To the extent not completed prior to Closing, Purchaser shall agree to complete such Seller TI Work Payable, and to pay the cost of such Tenant improvement work, and the amount of the Purchase Price due Seller hereunder shall be reduced by the cost of such Seller TI Work Payable. In the event the costs of any portion of the Seller TI Work Payable is not determinable as of the Closing Date, the amount of the Purchase Price otherwise to be paid hereunder shall be reduced by Purchaser and Seller making a reasonable estimate of the costs of such Seller TI Work Payable (the “Holdback”). To the extent the final costs paid by Purchaser for Seller TI Work Payable is more or less than the Holdback, Purchaser and Seller agree that the Purchase Price will be increased or decreased, as the case may be, and Seller shall pay Purchaser the amount by which the sum of the Holdback is less than the actual cost of the Seller TI Work Payable and Purchaser will pay Seller the amount by which the Holdback is more than the actual cost of the TI Work Payable; and

(x)    All obligations to pay Tenant improvement work owed or to be owed in connection with extension or renewal terms of the Lease shall be paid by Purchaser when due after the Closing Date without an adjustment to the Purchase Price. Notwithstanding the foregoing, to the extent any portion of the term of the Lease for which Purchaser shall pay the Tenant improvement cost in connection therewith occurs prior to the Closing Date, the amount of the Purchase Price will be reduced by a pro rata share of such cost based upon the percentage of such term (exclusive of any renewal options) which occurs prior to the Closing Date.

Except with respect to general real estate and personal property taxes (which shall be reprorated upon the issuance of the actual bills, if necessary), and expense “pass throughs” (which shall be trued up within the sixty (60) day period set forth above) any proration which must be estimated at Closing shall be reprorated and finally adjusted as soon as practicable after the Closing Date with any refunds payable to Seller or Purchaser to be made as soon as practicable after such amounts are determined, otherwise all prorations shall be final. Amounts on deposit with utility companies shall be disclosed to Purchaser within ten (10) days after the Effective Date and shall not be prorated; provided, however, that promptly following the Closing, Purchaser shall substitute its own deposit for any amounts on deposit with utility companies and shall refund to Seller any portion of Seller’s deposit which is refunded by the utility company. The rights, covenants and obligations contained in this Paragraph 5(c) shall survive the Closing.

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(d)     Closing Costs.

(i) Transfer Taxes.   All transfer taxes, documentary stamps, intangible taxes and similar taxes or charges shall be paid by Seller.

(ii) Title Insurance.   The cost of any title insurance commitment and title insurance commitment cancellation fees shall be paid by Purchaser and the Owner’s Title Insurance Policy as well as any endorsements issued in connection therewith shall be paid for by Purchaser.

(iii) Survey.   Any Survey obtained for the Property shall be paid for by Purchaser.

(iv) Recording Charges.   Purchaser shall pay the cost of recording the deed referenced in Paragraph 5(b)(i)(l).

(v) Attorney and Consultant Fees.   Seller and Purchaser shall each be responsible for the fees and costs of their respective attorneys and consultants.

(vi) UCC Searches.   Purchaser shall pay all charges for UCC Searches.

(vii) Loan Costs.   In the event Purchaser procures a loan from a lender in connection with this transaction, all financing and other costs related to such loan shall be paid by Purchaser.

(e)     Possession.   Upon Closing, Seller shall deliver to Purchaser full, complete and exclusive possession of the Property, including keys and pass codes, subject only to the rights of possession of the Tenant under the Lease and the other Permitted Exceptions.

6.      CASUALTY LOSS AND CONDEMNATION.

If, prior to Closing the building on the Land or any part thereof shall be condemned, or destroyed or materially damaged by fire or other casualty (that is, damage or destruction which Purchaser reasonably believes could be in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) for such building located on the Property, or in the event of a condemnation or eminent domain taking which materially prevents access to the Property or any part thereof), Purchaser shall have the option which shall be exercised not later than twenty (20) business days following the date Purchaser receives written notice of the condemnation or damage (with Closing being extended, if necessary, to accommodate such time periods) either to (a) to terminate this Agreement, or (b) to consummate the transaction contemplated by this Agreement notwithstanding such condemnation, destruction or material damage. If Purchaser elects to consummate the transaction contemplated by this Agreement, Purchaser shall be entitled to receive all of the condemnation proceeds or settle the loss under all policies of insurance applicable to the destruction or damage and receive all of the proceeds of insurance applicable thereto, and Seller shall, at Closing and thereafter, execute and deliver to Purchaser all required proofs of loss, assignments of claims and other similar items. If there is any other damage or destruction to the Land (that is, damage or destruction to the Land which Purchaser reasonably believes could be Five Hundred Thousand and No/100 Dollars ($500,000.00) or less for the building located on the Land, or which does not substantially prevent access to the Land or any part thereof), Seller shall either completely repair such damage prior to Closing in a manner satisfactory to Purchaser or, at Seller’s option, either assign all insurance claims pertaining to such damage or destruction to Purchaser by executing and delivering to Purchaser at Closing and thereafter all required proofs of loss, assignments of claims and other similar items, or allow Purchaser a credit against the Purchase Price in an amount equal to Purchaser’s reasonably estimated cost of repair. If Purchaser elects to take an assignment of all insurance claims as provided for in this Section 6. Purchaser shall receive at Closing a credit against the Cash Balance in an amount equal to any deductible(s) and uninsured amounts applicable thereto. In the event this Agreement is terminated pursuant to this Section 6. the Earnest Money shall be refunded to Purchaser, whereupon this Agreement and all rights and obligations of the parties hereunder shall be null and void. In the event Seller shall assign its insurance proceeds to Purchaser then, in addition thereto, Purchaser shall be entitled to a reduction in the Purchase Price equal to the amount of Seller’s deductible.

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Notwithstanding anything to the contrary herein, the provisions of this Section shall not waive or release any duty or obligation of Seller herein or waive any condition to Purchaser’s obligations at Closing.

7.      REPRESENTATIONS AND WARRANTIES.

(a)      Representations and Warranties of Seller.   Seller represents and warrants to Purchaser that the following are true, complete and correct as of the date of this Agreement:

(i)     Seller has done nothing to impair or encumber such title to the Land that Seller received, and Seller will warrant and defend the title to the Land against the lawful claims of all persons claiming by, through or under the Seller, except for Permitted Exceptions;

(ii)    Seller has no employees at the Property. Any employees at the Property are employees of the Tenant occupying the Property. Seller is not a party to any collective bargaining agreement, and there are no negotiations for such an agreement, and no strikes or labor representation questions which affect or may affect the operation by Seller of the Premises or any business conducted thereon are pending or, to the knowledge of Seller, threatened.

(iii)   Seller has not entered into any agreement to lease (other than the Lease), sell, mortgage or otherwise encumber or dispose of its interest in the Property or any part thereof, except for this Agreement and any of the Permitted Exceptions executed by Seller.

(iv)   Except as set forth on Exhibit J. there is no action, proceeding or investigation pending or to Seller’s knowledge, threatened against Seller related to the Property before any court or governmental department, commission, board, agency or instrumentality; and Seller does not know of any basis for any such action, proceeding or investigation.

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(v)    No Liens or Encumbrances. Seller agrees that it will not create, suffer or permit to be created, and that it will promptly remove or discharge, any liens or encumbrances against the Premises arising subsequent to the Effective Date of this Agreement;

(vi)   Except as set forth on Exhibit K attached hereto, Seller has not received notice of any violation from (i) any governmental authority of any zoning, building, fire or health code or any other statute, ordinance rule or regulation applicable (or alleged to be applicable) to the Property, or any part thereof, (ii) the governing body of the office, industrial, business or similar park or association of which the Property or any part thereof is a part, or (iii) any other person or entity entitled to enforce any right, covenant or restriction against Seller or the Property or any part thereof.

(vii)  there are no proceedings at law or in equity before any court, grand jury, administrative agency or other investigative agency, bureau or instrumentality of any kind pending or, to the best of Seller’s knowledge, threatened, against or affecting Seller or the Property that (i) involve, or in any way may affect, the validity or enforceability of this Agreement or any other instrument or document to be delivered by Seller pursuant hereto, (ii) enjoin or prevent or threaten to enjoin or prevent the performance of Seller’s obligations hereunder or (iii) relate specifically to the Property (including, without limitation, the environmental condition of the Property) or the title thereto; and there is no other pending or, to the best of Seller’s knowledge, threatened litigation, governmental investigation or administrative proceeding affecting Seller or the Property;

(viii) Except for the sale of the Premises to Purchaser as set forth in this Agreement, Seller has not entered into any agreement nor otherwise granted to any person, and no person or entity has any right or option from Seller to (i) acquire any or all of the Property, (ii) right of first offer or right of first refusal to purchase all or any portion of the Property, and (iii) except with respect to the Lease, no right to lease, license or otherwise occupy any portion of the Property;

(ix)   The Service Contracts described on Exhibit D attached hereto comprise every material contract, agreement, relationship and commitment, oral or written, (exclusive of the Lease and agreements of record encumbering the Property) which affects the Property, to which Seller is a party, or by which it is bound. Neither Seller nor, to Seller’s knowledge, any other party is in default under the terms of any Service Contract.

(x)    Seller is duly organized, validly existing and qualified and empowered to conduct its business, and has full power and authority to enter into and fully perform and comply with the terms of this Agreement. Neither the execution and delivery of this Agreement nor its performance by Seller, will conflict with or result in the breach of any contract, agreement, law, rule or regulation to which Seller is a party or by which Seller is bound. This Agreement is valid and enforceable against Seller in accordance with its terms and each instrument to be executed by Seller pursuant to this Agreement or in connection herewith will, when executed and delivered, be valid and enforceable against Seller in accordance with its terms.

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(xi)   The Lease, which has or will be delivered to Purchaser, constitutes the entire agreement between Seller and Tenant with respect to the Premises. No commissions to any broker or leasing agent are currently due on account of the Lease. Seller has received no notice of any default on the part of the Tenant. To Seller’s knowledge, no right or claim of setoff against rent exists, or has been asserted by the Tenant under the Lease. Seller has not received any advance payment of rent (other than for the current month) on account of the Lease. There are no written or oral leases or tenancies or rights of possession affecting the Property other than the Lease. All obligations of Seller under the Lease with respect to the performance of work or the installation of equipment or materials required to have been performed at or prior to the date hereof have been fully observed and performed in all material respects.

(xii)  During the time the Seller has owned the Premises, neither the Land nor the Improvements is subject to or has been granted any abatement from real estate taxes and the Premises will not be subject to a P.I.L.O.T agreement or an added assessment or omitted property taxes on account of improvements or betterments made prior to Closing;

(xiii) Seller has not received any notice of any pending condemnation of the Land or Improvements or any portion thereof, or any change in any law, ordinance or regulation that would materially affect the Land or Improvements or the use thereof;

(xiv) Except as set forth on Exhibit L, Seller has not received any notice of any civil, criminal or administrative suit, claim, hearing, violation, investigation, proceeding or demand against Seller related to the Property relating in any way to a Release, the use of Hazardous Materials or compliance with Environmental Laws. For purposes of this Agreement, the phrase “Environmental Laws” shall mean any federal, state or local law, statute, ordinance, order, decree, rule or regulation and any common laws regarding radioactive materials, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. § 9601, et seq. (“CERCLA”); the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. (“RCRA”); the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq. (“TSCA”), the Clean Air Act, 42 U.S.C. § 7401, et seq. (“CAA”), the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq. (“FWPCA”), the Safe Drinking Water Act, 42 U.S.C. § 3001, et seq. (“SDWA”), the Hazardous Materials Transportation Act, 49 U.S.C. § 1802, et seq. (“HMTA”) and the Emergency Planning and Community Right to Know Act, 42 U.S.C. § 11001, et seq. (“EPCRA”), the Endangered Species Act of 1973, 16 U.S.C. § 1531 et seq. (“ESA”), the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. § 136 et seq. (“FIFRA”) and other comparable federal, state or local laws, each as amended, and all rules, regulations and guidance documents promulgated pursuant thereto or published thereunder. The phrase “Hazardous Materials” shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under Environmental Laws (as hereinafter defined) or the Release of which is regulated under Environmental Laws. Without limiting the generality of the foregoing, the term “Hazardous Materials” will include: crude oil, used oil, petroleum and petroleum products or any fraction thereof; radioactive materials including source, by-product or special nuclear materials; asbestos or asbestos-containing materials (whether or not friable); lead paint; polychlorinated biphenyls, ureaformaldehyde in any of its forms; and any substance defined as “hazardous substances,” “extremely hazardous substances,” “hazardous waste,” “hazardous materials,” “chemical substance or mixture,” “solid waste,” “hazardous chemicals,” “toxic substances,” “hazardous air pollutants,” “pollutants,” contaminants,” or “toxic chemicals” under any of the CAA, CWA, RCRA, CERCLA, EPCRA, SDWA, TSCA or OSHA. The term “Release” shall mean the discharge, disposal, deposit, injection, dumping, spilling, leaking, leaching, placing, presence, pumping, pouring, emitting, emptying, escaping, or other release of any Hazardous Material.

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(xv)  All bills and invoices for labor and material of any kind relating to the Property has been, or prior to the Closing will be, paid in full, and there are no mechanic’s liens or claims outstanding in connection with any of the Property.

(xvi) Seller is not a Foreign Person within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1954, as amended, and any applicable regulations thereunder.

(xvii) There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other debtor relief laws contemplated or filed by Seller and Seller has received no notice of any of the same pending or threatened against Seller or the Premises

(xviii) Seller is not in the hands of a receiver nor is an application for the appointment of a receiver pending; Seller has not made an assignment for the benefit of creditors, nor has Seller filed, or had filed against it, any petition in bankruptcy;

(xix)  Legal Requirements. Seller will, prior to the Closing Date, promptly (a) comply with all instruments of record affecting the Premises in accordance with the provisions thereof and within the time period permitted thereby; and (b) comply with all requirements of any insurance company insuring the Premises; and

Any representation or warranty by Seller made to Seller’s knowledge, actual knowledge or words of similar meaning, shall mean, with the knowledge of Rick Dehnert, the Vice President of Seller’s Triad North Carolina Division, who is knowledgeable about the Property, and any individual who replaces him in that capacity as an employee of Seller, but no others, and such knowledge shall be without having made or having any obligation to make any investigation related to Sellers’ representations and warranties herein.

(b)    Accuracy at Closing.   As of the date of Closing, each of the warranties and representations set forth in Paragraph 7(a) above shall be true, complete and correct in every respect with respect to the Property, except for changes in the operation of the Property occurring prior to Closing, which are specifically permitted by this Agreement. Seller shall notify Purchaser promptly upon obtaining knowledge of any material change in any of Seller’s representations and warranties contained in this Section 7. If any of the foregoing representations and warranties is true as of the Effective Date, but are not true in every material respect with respect to the Property as of the date of Closing as a result of a matter, circumstance or event beyond the reasonable control of Seller, and such matter is disclosed by Seller to Purchaser expressly in writing at any time and from time to time prior to Closing promptly upon such occurrence, or Purchaser first discovers such untruth prior to Closing, and Seller does not cure such matter prior to Closing, then Purchaser shall not be entitled to consider the untruth of the representation or warranty as an event of default under this Agreement, but instead Purchaser may, at its election and as its sole remedy, either (i) close and consummate the Closing contemplated by this Agreement; or (ii) terminate this Agreement by notice to Seller, whereupon Escrowee shall return the Earnest Money to Purchaser.

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(c)    Survival of Representations and Warranties.   The representations and warranties set forth in this Section 7 shall expire on that date which is six (6) months after the date of Closing unless (and only to the extent), on or before such date, Purchaser delivers written notice to Seller of a breach of any representation or warranty hereunder and, within six (6) months after the date of Closing, Purchaser files a claim against Seller for breach of a representation or warranty in a court of competent jurisdiction. Any such claim shall be limited to actual damages (including attorneys’ fees and expenses and court costs) suffered by Purchaser up to a maximum amount of One Million and No/100 Dollars ($1,000,000.00). In addition to the foregoing, Purchaser shall have no claim against Seller for any representation or warranty which was untrue, inaccurate or incorrect when made by Seller as of the Effective Date if the facts or circumstances which caused such representation or warranty to be untrue, inaccurate or incorrect were disclosed in writing to Purchaser prior to Closing or of which Purchaser had actual knowledge prior to Closing and Purchaser nevertheless closed the acquisition of the Property and paid the Purchase Price to Seller, or unless the damages suffered by Purchaser because of such untrue, inaccurate or incorrect representation or warranty exceeds Twenty Thousand and No/100 Dollars ($25,000.00), in which case Purchaser shall be entitled to file a claim for all actual damages suffered by Purchaser including the said Twenty Five Thousand and No/100 Dollars ($25,000.00) threshold amount.

(d)   “As-Is” Purchase.   Purchaser acknowledges for Purchaser and Purchaser’s successors, and assignees, that Purchaser has been or will be given a reasonable opportunity to inspect and investigate the Property, all improvements thereon and all aspects relating thereto, including all documents and contracts related to the Property, either independently or through agents and experts of Purchaser’s choosing. EXCEPT AS LIMITED BELOW OR AS OTHERWISE SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS DELIVERED PURSUANT TO THIS AGREEMENT (“CLOSING DOCUMENTS”), SELLER AND PURCHASER AGREE THAT THE PROPERTY SHALL BE SOLD AND THAT PURCHASER SHALL ACCEPT POSSESSION OF THE PROPERTY ON THE CLOSING DATE “AS IS, WHERE IS, WITH ALL FAULTS” WITH NO RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS THAT SUCH SALE SHALL BE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTY OF INCOME WHICH MAY BE EARNED IN THE FUTURE, FUTURE OPERATING EXPENSES, USES, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE (BUT SPECIFICALLY EXCLUDING THE LIMITED WARRANTY OF TITLE TO BE GIVEN IN THE DEED FROM SELLER TO PURCHASER), AND SELLER DOES HEREBY DISCLAIM AND RENOUNCE ANY SUCH REPRESENTATION OR WARRANTY. EXCEPT FOR SELLER’S REPRESENTATIONS WHICH ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS, PURCHASER SPECIFICALLY ACKNOWLEDGES THAT PURCHASER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, AGENT OR OTHER AGENTS OR BROKERS AS TO THE FOLLOWING MATTERS: (1) THE CONDITION OR SAFETY OF THE PROPERTY OR ANY SEWER, HEATING AND ELECTRICAL SYSTEMS, ROOFING, AIR CONDITIONING, IF ANY, FOUNDATIONS, SOILS AND GEOLOGY INCLUDING HAZARDOUS MATERIALS; LOT SIZE, OR SUITABILITY OF THE PROPERTY OR ITS IMPROVEMENTS FOR A PARTICULAR PURPOSE; (2) WHETHER THE APPLIANCES, IF ANY, PLUMBING OR UTILITIES ARE IN WORKING ORDER; (3) THE HABITABILITY OR SUITABILITY FOR OCCUPANCY OF ANY STRUCTURE AND THE QUALITY OF ITS CONSTRUCTION; (4) THE FITNESS OF ANY PERSONAL PROPERTY; OR (5) WHETHER THE IMPROVEMENTS ARE STRUCTURALLY SOUND, IN GOOD CONDITION, OR IN COMPLIANCE WITH APPLICABLE CITY, COUNTY, STATE OR FEDERAL STATUTES, CODES OR ORDINANCES. EXCEPT FOR SELLER’S REPRESENTATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE CLOSING DOCUMENTS PURCHASER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTY WITH REGARD TO THE ABOVE-REFERENCED MATTERS, AND NOT UPON ANY REPRESENTATIONS TO THE ABOVE-REFERENCED MATTERS, MADE TO IT BY ANY PERSON WHOMSOEVER CONCERNING SUCH MATTERS.

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(e)    Representations and Warranties of Purchaser.   Purchaser hereby represents and warrants to Seller as follows:

(i)      Purchaser and/or the Permitted Assignee has been, or will be, duly formed and is validly existing as a Delaware limited liability company and is duly qualified to do business and is in good standing in all jurisdictions where such qualification is necessary to carry on its business as now conducted. Purchaser has all power and authority under its constituent documents to enter into this Agreement and to enter into and deliver all of the documents and instruments required to be executed and delivered by Purchaser and to perform its obligations hereunder and thereunder.

(ii)     Purchaser has full power and authority to enter into this Agreement and to assume and perform all of its obligations hereunder; the execution and delivery of this Agreement and the performance by Purchaser of its obligations hereunder have been duly authorized by such limited liability company action as may be required (including, without limitation, proper approval by the members thereof) and no further action or approval is required in order to constitute this Agreement as a binding and enforceable obligation of Purchaser; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Purchaser do not and will not violate the constituent documents of Purchaser, and do not and will not conflict with or result in the breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Purchaser by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Purchaser is a party or which is or purports to be binding upon Purchaser or which affects Purchaser; and no action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Purchaser in accordance with its terms;

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(iii)    To the actual knowledge of Purchaser, Purchaser is not in violation of any of its organizational documents;

(iv)  To the actual knowledge of Purchaser, there is no existing or threatened action nor governmental proceeding of any kind involving Purchaser, any of its assets, or the operation thereof which if determined adversely to Purchaser or its assets would interfere with Purchaser’s ability to close the transaction contemplated hereby; and

(v)     Neither Purchaser nor any owner, officer, director or manager of Purchaser is or will become a person described by Section 1 of The Anti-Terrorism Executive Order 13,224 of September 23, 2001, blocking property and prohibiting transactions with persons who commit, threaten to commit, or support terrorism, 66 Fed. Reg. 49,049 (2001), or described in any rule or regulation implementing the same and, to the best knowledge and belief of the Purchaser after due and adequate diligence, neither Purchaser nor any owner, officer, director or manager of Purchaser engages or will engage in any dealings or transactions, or be otherwise associated with, any such persons.

8.      DUE DILIGENCE DELIVERIES

Seller has previously furnished to Purchaser, or will, not later than three (3) business days after the Effective Date, at Seller’s expense, deliver to Purchaser, or make available to Purchaser on a secure website (except where as indicated below information is to be made available at Seller’s office) the following materials (collectively, the “Seller’s Information”) to the extent in Seller’s possession or in the possession of any manager or submanager of any portion of the Property, together with any other information on the Property that Purchaser may reasonably request:

(a)     A copy of the most recent title policy for the Property;

(b)     A true, correct and complete copy of the Lease, guaranty of Lease, if any, and any letters of credit, if any, given by the Tenant as a security deposit;

(c)     A true, correct and complete copy of each written Service Contract, if any, and a true, correct and complete written summary of each oral Service Contract, if any, together with copies of any and all other contracts and agreements relating to the ownership, operation, maintenance and repair of the Property;

(d)     That Phase I Environment Site Assessment Update prepared by Trigon Engineering Consultants, Inc., dated November 3, 1997 (Job #151-97-081) which is the only environmental assessment of the Property prepared for Seller in Seller’s possession.

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(e)      Certificates of occupancy for the Property, if available;

(f)      At a single office of Seller, copies of any available plans and specifications relating to the improvements on the Property;

(g)     A list of all Personal Property owned by Seller and utilized by it exclusively in connection with the operation of the Property;

(h)     Copies of all permits, warranties and unexpired guaranties for the Property, if available;

(i)       At a single office of Seller, all Tenant correspondence files and copies of outstanding Tenant work order requests for the Property and will allow Purchaser, at Purchaser’s expense, to make copies of any such information if requested;

(j)       Copies of all Tenant billings for the Property;

(k)     A copy of each notice from any tenant claiming or asserting a landlord default under any lease affecting the Property; and copies of all notices from any governmental authority within the past 24 months respecting the Property or any violations with respect to the Property;

(1)      Copy of existing property level loan documents, if any;

(m)    Copies of all State and local applications or approvals for historic tax credits, rezoning, site plans or building permits;

(n)     Copies of most recent and prior two years’ property tax records, tax bills, assessments and assessment appeals;

(o)    Copies of all current construction warranties on materials, labor and equipment, and all as-built architectural and engineering plans for the Property;

(p)     Copies of all operating statements for the past three fiscal years, as well as the current year’s budget which are accurate and complete in every material respect.

(q)     A list of all capital expenditure made in the past five (5) years and all tenant improvements under each lease affecting the Property which was paid for, in whole or in part, by landlord which is accurate and complete in every material respect.

Seller makes no representation or warranty with respect to the accuracy or completeness of items (a), (d), (f), (j), (1), (m) and (o) above, but Seller states that it does not know of any inaccuracies or lack of completeness of any of the foregoing

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9.       INSPECTION.

(a)      Due Diligence Period.   During the period commencing on the Effective Date and continuing until 5:00 PM Eastern Standard Time on the thirtieth (30th) day thereafter (the “Due Diligence Period”), subject to the rights of the Tenant under the Lease, Purchaser shall have the right to make such physical inspections, studies and tests of the Premises that Purchaser deems necessary or advisable in Purchaser’s sole discretion, including, but not limited to, the right to verify, inspect, investigate and review, in the Purchaser’s sole discretion: (i) physical inspection, surveying and testing of the Property including without limitation engineering investigation, (ii) valuation appraisal of the Property, (iii) the Lease, (iv) the Service Contracts, (v) environmental condition of the Property (including conducting a Phase I Environmental Assessment (the “Phase I”) and if recommended by the Phase I consultant, a Phase II Environmental Report (the “Phase II”), and (vi) any and all other documentation or evidence relating to the ownership, zoning, financing, value, construction, income, expense, operation, leasing, options and maintenance and repair of the Property. In addition, during the Due Diligence Period, Purchaser shall have the right, at its sole cost, to have a licensed termite exterminator conduct an inspection of the Property to determine whether there is a visible, active termite infestation, and Purchaser shall also have the right to interview Tenant under the Lease and their respective employees prior to Closing, upon reasonable advance notice to Seller.

(b)     Termination of Agreement.   If for any reason whatsoever, or for no reason, Purchaser determines, in its sole and absolute discretion, that the Property is unsuitable for its purposes and delivers written notice to Seller of such decision within the Due Diligence Period, the Earnest Money, less One Hundred and No/100 Dollars ($100) (which shall be paid to Seller as consideration for Purchaser’s right to terminate this Agreement pursuant to the terms of this Paragraph 9(b)) and any interest earned thereon, shall be returned to Purchaser, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement, except for Purchaser’s Continuing Obligations (as defined in Paragraph 9(d) below). In the event Purchaser terminates this Agreement, Purchaser shall deliver to Seller upon such termination copies of all reports, studies or other assessments of the Property procured by Purchaser and in Purchaser’s possession or control during the Due Diligence Period.

(c)     General Inspection of Property. From the Effective Date through Closing, Purchaser and its agents, engineers, surveyors, appraisers, auditors and other representatives shall have the right to enter upon the Property to inspect, examine, survey, obtain engineering inspections, perform environmental testing and studies, appraise, and otherwise do that which, in the opinion of Purchaser, is necessary to determine the boundaries, acreage and condition of the Property and to determine the suitability of the Property for the uses intended by Purchaser (including, without limitation, inspect, review and copy any and all documents in the possession of Seller, its agents, contractors or employees, and which pertain to the construction, ownership, use, occupancy or operation of the Property or any part thereof), provided these activities will not interfere with the Tenant’s use and enjoyment of its leased premises and will not violate the terms and provisions of its Lease therefor. Seller shall cooperate with Purchaser in connection with Purchaser’s activities, and during ordinary business hours, after reasonable advance notice to Seller. Seller shall, subject to the rights of the Tenant under the Lease, make the Property and all of Seller’s books, files and records relating to the Property available for examination by Purchaser and Purchaser’s agents and representatives, who shall have the right, all at Purchaser’s expense, to make copies of such books, files and records and to extract therefrom such information as they may desire.

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(d)     Indemnity.   Purchaser shall indemnify and hold Seller and the Tenant under the Lease harmless against any losses and damages to persons or property suffered by Seller and/or Tenant arising out of Purchaser’s due diligence activities hereunder; provided, however, that (i) this indemnity shall not apply to the extent such liability arises in connection with the negligence or willful misconduct of Seller or the Tenant, and (ii) Purchaser shall have no liability to Seller, the Tenant or to any other person or entity by reason of, nor shall Purchaser have any duty to indemnify, defend or hold any person or entity harmless from or against, any claim, demand, damage, loss, action, liability, cause of action or judgment, including, without limitation, any claim, for diminution in value of the Property or for environmental remediation or clean-up costs, arising out of or in connection with the fact of having discovered and/or reported (as may be required by law) any adverse physical condition, title condition or other defect with respect to the Property, unless such condition was caused by Purchaser. The indemnity obligations of Purchaser to Seller and the Tenant under this Paragraph 9(d) shall survive the termination of this Agreement for any reason, and such surviving obligations are referred to herein as “Purchaser’s Continuing Obligations”.

(e)     Assumed Service Contracts.   On or prior to the expiration of the Due Diligence Period, Purchaser shall deliver a written list to Seller identifying the Service Contracts, if any, that Purchaser desires to assume at Closing, if any (the “Assumed Service Contracts”).

10.    PURCHASER’S CONDITIONS PRECEDENT TO CLOSING   The obligations of Purchaser under this Agreement are contingent and conditional upon the conditions precedent set forth below in (a) through (p) of this Section being satisfied at Closing (the “Purchaser’s Conditions Precedent”). If any Purchaser’s Condition Precedent is not satisfied, Purchaser, as its sole remedy, may (Y) terminate this Agreement and receive a refund of the Earnest Money, or (Z) waive the failure of any condition precedent and proceed to Closing unless Seller has intentionally or willfully caused same in which case Seller shall be considered in default hereunder and shall have the remedies set forth in Paragraph 12(a) hereof:

(a)      Each and every representation and warranty of Seller with respect to the Property must be true, correct and complete in all material respects as of Closing, provided, however, if any of the representations and warranties of Seller with respect to the Property are true as of the Effective Date, but are not true as of the date of Closing as a result of a matter, circumstance or event beyond the reasonable control of Seller, and Purchaser first discovers such untruth prior to Closing, Purchaser shall not be entitled to consider the untruth of the representation or warranty as an event of default under this Agreement, but instead Purchaser may, at its election proceed in accordance with the terms in Paragraph 7(b) hereof;

(b)    As of Closing, Seller shall have fully performed and satisfied in all material respects each and every obligation, term and condition to be performed and satisfied by Seller under this Agreement with respect to the Property;

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(c)      Except with respect to the Assumed Service Contracts, Seller shall have terminated all Service Contracts, including any management contracts affecting the Property;

(d)    At least five (5) business days prior to Closing, Seller will have delivered to Purchaser an executed estoppel certificate in a form substantially in the form attached hereto as Exhibit M, the terms of which are hereby incorporated herein by reference (unless the Lease calls for an estoppel in a form different than the form on Exhibit M, in which event the estoppel form called for in the Lease will be delivered) dated no earlier than five (5) days prior to the expiration of the Due Diligence Period (the “Estoppel”) from the Tenant. In determining whether the foregoing requirement has been satisfied, Purchaser agrees not to object to any non-material qualifications or modifications which the Tenant may make to the form of its Estoppel. If the Tenant indicates in its Estoppel that it has a claim (relating to a single default of a non-recurring nature) which would entitle it to set-off the amount of the claim against rent due under its Lease, the amount of such claim is ascertainable, and such default does not give such Tenant the right to terminate its Lease, or such Tenant has otherwise waived in writing its right to terminate its Lease as the result thereof, Seller shall have the right to give Purchaser a credit against the Purchase Price in the amount of the claim, in which event such claim shall not provide grounds for (A) a claim by Purchaser that such estoppel is not acceptable or (B) Purchaser terminating this Agreement for failure of the condition set forth in this Paragraph 10(d);

(e)     Provided Purchaser shall have provided a form of such agreement which is commercially reasonable and acceptable to Purchaser’s lender for Seller to complete and deliver to the Tenant not later than the end of the Due Diligence Period, Seller shall have obtained a subordination, non-disturbance and attornment agreement acceptable to Purchaser’s institutional lender, executed by the Tenant (the “Subordination Agreement”);

(f)     At Closing, Purchaser shall have received good and marketable title in accordance with the Title Commitment obtained by Purchaser;

(g)     No new adverse environmental matter has been discovered which was not included in the report delivered by Seller to Purchaser prior to the execution of this Agreement;

(h)     The Tenant under the Lease has not:

(1) filed for bankruptcy or been the subject of an involuntary bankruptcy; or

(2) had any material adverse change in its financial condition since the Effective Date.

(i)      There is no pending or threatened litigation or arbitration affecting or relating to this Agreement, the transactions contemplated in this Agreement, or affecting the Property or the Lease;

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(j)      Seller has not breached any of the provisions, obligations, undertakings or promises of Seller under this Agreement;

(k)      This Agreement has been approved by Seller’s General Partner’s Investment Committee;

(1)    All of the covenants and obligations of Seller required to be performed or complied with by Seller pursuant to this Agreement at or prior to the Closing, and each of the covenants and obligations (considered individually) of Seller hereunder, shall have been duly performed and complied with in all material respects;

(m)    Since the Effective Date of this Agreement, there shall not have been commenced or threatened against Purchaser, Seller or Tenant, or against any of the foregoing’s respective affiliates, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, this Agreement or any of the transactions contemplated under this Agreement, or (b) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on, or otherwise interfering with any of the transactions contemplated hereunder;

(n)     Neither the consummation nor the performance of any of undertakings of the parties to this Agreement or the transactions contemplated hereunder, will, directly or indirectly (with or without notice or lapse of time), contravene, or conflict with, or result in a violation of, or cause Purchaser or any of Purchaser’s affiliates to suffer any adverse consequence under, (a) any applicable legal requirement or order, or (b) any legal requirement or order that has been published, introduced, or otherwise proposed by or before any governmental body, authority, agency regulatory authority; and

(o)     At Closing, no orders, decrees, judgments or injunctions of any court or governmental body shall be in effect, and no claims, actions, suits, proceedings, arbitrations or investigations shall be pending or threatened, which challenge or seek to challenge, or which could reasonably be expected to prevent or cause the rescission of the consummation of the transactions contemplated in this Agreement.

11.    BROKERAGE.    Each party represents and warrants to the other party that it has dealt with no broker or finder in connection with this transaction other than the Stan Johnson Company, which has represented Seller (the “Seller’s Broker”) and Purchaser’s Broker, GCT Commercial Real Estate which has represented Purchaser (“Purchaser’s Broker”). If and when the transaction contemplated hereby closes, Seller shall pay all commissions due to the Seller’s Broker and the Purchaser’s Broker in connection with this transaction. Each party indemnifies, defends and holds the other party harmless from and against any all other claims of all brokers and finders claiming by, through or under said party and in any way related to the sale and purchase of the Property pursuant to this Agreement, including, without limitation, attorneys’ fees incurred by the other party in connection with such claims. The rights, covenants and obligations contained in this Section 11 shall survive the Closing. At the Closing, each of Seller and Purchaser shall be responsible for delivery to the other party and to the Title Insurer, a lien waiver executed by its Named Broker.

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12.    DEFAULTS AND REMEDIES.

(a)     Seller’s Breach Generally.   Notwithstanding anything to the contrary contained in this Agreement, if Seller fails to perform in accordance with the terms of this Agreement and Seller fails to cure such failure or breach, or remedy, within five (5) business days after written notice, at Purchaser’s option, Purchaser may elect:

(i)     to terminate this Agreement and receive the Earnest Money and all interest earned thereon;

(ii)    to sue for specific performance of the sale of the Property in accordance with the terms of this Agreement.

(b)     Purchaser’s Breach.   Notwithstanding anything to the contrary contained in this Agreement, if Purchaser fails to close the transaction contemplated by this Agreement solely by reason of a default by Purchaser hereunder, and fails to cure such default within ten (10) business days after written notice thereof from Seller, the Earnest Money shall be forfeited to Seller as liquidated damages, which shall be Seller’s sole and exclusive remedy against Purchaser, at which time this Agreement shall be null and void and neither party shall have any rights or obligations under this Agreement, except that Purchaser shall remain obligated for Purchaser’s Continuing Obligations. Seller acknowledges and agrees that, except for Purchaser’s Continuing Obligations, (1) the Earnest Money is a reasonable estimate of and bears a reasonable relationship to the damages that would be suffered and costs incurred by Seller as a result of having withdrawn the Property from sale and the failure of Closing to occur due to a default of Purchaser under this Agreement; (2) the actual damages suffered and costs incurred by Seller as a result of such withdrawal and failure to close due to a default of Purchaser under this Agreement would be extremely difficult and impractical to determine; and (3) the Earnest Money shall be and constitute valid liquidated damages (except for any sums due Seller in connection with Purchaser’s Continuing Obligations).

(c)     Survival.    The rights, covenants and obligations contained in this Section 12 shall survive the Closing or earlier termination hereof.

13.    MISCELLANEOUS.

(a)     Assignment.   Except as set forth in the next sentence hereof, it is expressly understood that Purchaser may not assign this Agreement without the prior written consent of Seller, which consent may be withheld in Seller’s sole discretion. Notwithstanding the above, Purchaser may assign this Agreement to an entity authorized to do business in the State of North Carolina which is owned and/or controlled by Purchaser (a “Permitted Assignee”), however an assignment of this Agreement by Purchaser to a Permitted Assignee shall in no way relieve Purchaser of its obligations hereunder, and Purchaser shall remain liable for same.

(b)     Entire Agreement.   This Agreement constitutes the entire agreement between Seller and Purchaser with respect to the Property and shall not be modified or amended except in a written document signed by Seller and Purchaser. Any prior agreement or understanding between Seller and Purchaser concerning the Property is hereby rendered null and void.

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(c)     Time is of the Essence.   Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday or legal holiday. Furthermore, if the Closing does not occur on the Closing Date because of the occurrence of a “Force Majeure”, the Closing Date shall be extended to the next practical business day subsequent to such occurrence. Notwithstanding the foregoing, in the event that Purchaser is unable to complete Closing on the date of Closing set forth above, Purchaser shall have the right to postpone the Closing by written notice to Seller for a maximum of seven (7) days and by paying to the Escrowee the Closing Extension Deposit. For purposes of this Paragraph 13(c), the term “Force Majeure” means acts of God (including, but not limited to tornadoes, floods, hurricanes or other national disasters) expropriation or confiscation of facilities by any governmental authority, compliance with any order or request of any governmental authority, strikes, lockouts, riots, or other labor troubles or a national emergency, or similar causes not within Purchaser’s control. Additionally, notwithstanding that time is of the essence of this Agreement (except as set forth above), the parties hereto shall also have the notice and cure rights set forth in Section 12 of this Agreement prior to being in default hereunder.

(d)    Headings.    The captions and headings of this Agreement are for convenience of reference only and do not in any way limit or amplify the terms and provisions hereof.

(e)    Further Assurances.    As requested by one party, the other party will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the requesting party, all rights, interests, powers or benefits intended to be conferred upon it by this Agreement. The rights, covenants and obligations contained in this Paragraph 13(e) shall survive the Closing hereof.

(f)     Construction.    The parties acknowledge that each party and its counsel have reviewed and revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

(g)    Legal Fees.    In the event of a default by either party of its obligations under this Agreement, the prevailing party in any action or proceeding in any court in connection therewith shall be entitled to recover from such other party its costs and expenses, including reasonable legal fees and associated court costs.

(h)    Notices.    All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by certified mail, return receipt requested, postage prepaid, by overnight courier (such as Federal Express) or by facsimile or other electronic transmission (email) (provided any notice given by facsimile or email shall be followed the same notice given by overnight courier, personal delivery or certified mail), addressed as follows:

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If to Seller:	HIGHWOODS REALTY LIMITED PARTNERSHIP
3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604-1051
Attn: Jeffrey D. Miller
Fax: 919/431-1446
Email: jeff.miller@highwoods.com

With a copy to:	ALLMAN SPRY DAVIS LEGGETT & CRUMPLER, P.A.
380 Knollwood Street, Suite 700
Winston-Salem, North Carolina 27103
Attn: Thomas T. Crumpler
Fax: 336/721-0414
Email: tcrumpler@allmanspry.com

If to Purchaser:	UNITED REALTY FUNDS MANAGEMENT, LLC
c/o United Realty
60 Broad Street, 34th Floor
New York, NY 10004
Attn: Jacob Frydman
Fax: 212.202.5063
Email: j.frydman@unitedrealty.com

With a copy to:	UNITED REALTY FUNDS MANAGEMENT, LLC
c/o United Realty
60 Broad Street, 34th Floor
New York, NY 10004
Attn: Alex Libin, Esq.
Fax: 212.202.5063
Email: a.libin@unitedrealty.com

If to Escrowee:	Chicago Title Insurance Company
711 Third Ave, Suite 500
New York, NY 10017
Attention: Neal J. Miranda, VP & Senior-Counsel
Fax: 212-880-1400
Email: neal.miranda@ctt.com

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(i)     Governing Law.   This Agreement shall be governed and interpreted in accordance with the laws of the State of North Carolina

(j)     Counterparts.   This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. Facsimile copies or electronic images of signature pages shall be treated and deemed as originals.

(k)    Tax Deferred Exchange.    The parties acknowledge that the conveyance of the Property to Purchaser may be structured by Seller as a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code (the “Code”). Purchaser agrees to cooperate with Seller in effecting such like-kind exchange, provided that Seller shall bear all of the expenses associated therewith, and provided further that Seller’s ability to undertake any such exchange shall not in any manner be considered a condition of Seller’s obligations under this Agreement. It is contemplated that Seller may assign this Agreement to a “qualified intermediary” pursuant to Treasury Regulation Section 1.103(k)-I(g)4(v) and, notwithstanding any other provision hereof, Purchaser expressly consents to such assignment. Accordingly, in the event of such assignment, Purchaser shall, upon notice from Seller, direct Purchaser’s payment for the Property directly to the qualified intermediary and shall to the extent of the assignment, treat the qualified intermediary as the valid assignee hereof. Notwithstanding anything contained herein, Purchaser shall not be required to acquire or hold legal or beneficial title to, or any other interest, in any property other than the Property for purposes of consummating the exchange. In the event of any exchange, and notwithstanding that in connection with such exchange record title to the Property may be conveyed by Seller to an accommodation entity which thereupon conveys title to the Property to Purchaser, all covenants, agreements and indemnifications of Seller pursuant to this Agreement shall be deemed to be made by Seller, shall survive any conveyance to an accommodation party, shall continue in favor of and inure to the benefit of Purchaser and shall be enforceable by Purchaser against Seller to the extent provided in this Agreement as though the Property had been conveyed directly by Seller to Purchaser and the exchange shall in no way reduce, abridge or modify any of Seller’s obligations or any of Purchaser’s rights or remedies hereunder. Purchaser will have no liability to Seller under or in connection with the exchange, including in the event the exchange is not consummated, or in the event Seller does not achieve the desired tax treatment.

Seller acknowledges that Purchaser may, at Purchaser’s option, include Purchaser’s purchase of the Property in a like-kind exchange under the Code. Seller shall reasonably cooperate with Purchaser and shall execute any documents reasonably required to permit Purchaser to effect such a like-kind exchange pursuant to the Code, provided there shall be no additional cost to Seller. Purchaser acknowledges that Seller may, at Seller’s option, include Seller’s sale of the Property in a like-kind exchange under the Code. Purchaser shall reasonably cooperate with Seller and shall execute any documents reasonably required to permit Seller to effect such a like-kind exchange pursuant to the Code, provided there shall be no additional cost to Purchaser.

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(l)   Confidential Information.   Purchaser acknowledges that all material information with respect to the Property furnished by Seller to Purchaser and information regarding the Property discovered by Purchaser during its due diligence thereof, other than information available generally to the public (collectively, the “Confidential Information”), is and has been so furnished, or will be discovered by Purchaser, on the condition that Purchaser maintains the confidentiality thereof. Accordingly, Purchaser shall, and shall cause its members, officers, employees, agents, contractors and representatives to, hold in strict confidence, and not disclose to any other person or entity without the prior written consent of Seller until the Closing shall have been consummated, any of the Confidential Information in respect of the Property. If the Closing does not occur and this Agreement is terminated, Purchaser shall promptly return, or cause to be returned, to Seller all copies of such Confidential Information without retaining, or permitting retention of, any copy thereof. Notwithstanding anything to the contrary hereinabove set forth, Purchaser may disclose such Confidential Information (i) on a need-to-know basis to its employees, its title insurer, equity investors, lenders and members of professional firms serving it in connection with this transaction, including, without limitation, its attorneys, accountants, architects, environmental consultants and engineers, and its clients; (ii) as any governmental agency or authority may require in order to comply with applicable laws or regulations; and (iii) if required by an order of any court of competent jurisdiction. Seller and Purchaser agree not to disclose to anyone the financial terms of the transactions contemplated by this Agreement, other than as required by law or a court order. The provisions of this subparagraph shall survive Closing.

(m)   Press Releases.   Purchaser agrees that it will not make any public statement, including without limitation, any press release, with respect to this Agreement and the transaction contemplated hereby. Notwithstanding the foregoing, Purchaser shall be permitted to make such public announcements concerning this Agreement or the transactions contemplated herein as required by the SEC and FINRA.

(n)    No Shop Provision.   In consideration of the time and effort which the Purchaser will be committing to this undertaking and in recognition of the time necessary to successfully consummate any or all of the proposed transactions contemplated hereby, the Seller agrees that from the Effective Date until the end of the Due Diligence Period or such sooner date that this Agreement terminates, Seller shall not directly or indirectly through any officer, director, employee, stockholder, agent, partner, member, manager, affiliate, or otherwise (i) enter into any agreement, agreement in principle or other commitment (whether or not legally binding) relating to the sale of any or all of the Property or any interest therein (a “Competing Transaction”), or (ii) solicit, initiate or encourage the submission of any proposal or offer from any person or entity (including any of its officers, directors, partners, members, managers, employees, or agents) relating to any Competing Transaction. Notwithstanding the above, Seller may have discussions regarding the Property and the possible sale thereof, with (i) persons and entities with whom Seller had discussions regarding same prior to the Effective Date, and (ii) new third parties, provided Seller is not the initiator of discussions with these new third parties (that is, if Seller is approached by a new third party regarding same), but such discussions shall not be of a “negotiating” nature, but rather informing these parties that the Property is under contract with a third party, and such discussions shall be subject to the confidentiality provisions set forth in Paragraph 13(1) hereof.

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(o)    SEC Filings.   Seller acknowledges that Purchaser or its affiliates may be required to make certain filings with the Securities and Exchange Commission (the “SEC Filings”) that relate to the most recent pre-acquisition fiscal year and the current fiscal year through the date of acquisition for the Property. Seller agrees to use commercially reasonable efforts to assist Purchaser in preparing the SEC Filings and to provide access to Seller’s information reasonably required in connection thereto. In that regard, Seller acknowledges that as a publicly non-traded Real Estate Investment Trust (a “REIT”), Purchaser or its affiliates will be required after Closing to comply with certain requirements of the Securities and Exchange Commission; accordingly, Seller shall use commercially reasonable efforts to comply with the provisions set forth in Exhibit H attached hereto and made a part hereof in order to facilitate such compliance by Purchaser; provided that, notwithstanding anything contained in this Agreement or in Exhibit N to the contrary, it is understood and agreed that Seller will not incur any costs nor be exposed to any liability on account thereof.

(p)    Exhibits.    The following exhibits are acknowledged to be attached to and form a part of this Agreement, provided that any exhibit not attached hereto on the Effective Date shall be agreed to and attached within ten (10) days after the Effective Date:

Exhibit A	Legal Description of the Property

Exhibit B	List of Personal Property

Exhibit C	Description of Lease

Exhibit D	List of Service Contracts for the Property

Exhibit E	Form of Earnest Money Escrow Agreement

Exhibit F	Form of Special Warranty Deed

Exhibit G	Form of Bill of Sale

Exhibit H	Form of Assignment and Assumption of Lease

Exhibit I	Form of Assignment and Assumption of Assumed Service Contracts

Exhibit J	Description of Tenant Litigation

Exhibit K	Schedule of Building Code, Zoning Violations or Other Violations

Exhibit L	Environmental Notices

Exhibit M	Form of Estoppel

Exhibit N	8-K and Audit Requirements

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14.    INDEMNITOR’S RIGHTS OF PARTICIPATION.   Any party entitled to indemnification under this Agreement (the “Indemnified Party”) shall, within ten (10) business days after the receipt of written notice of the assertion or imposition of any claim (but in no event later than fifteen (15) business days prior to the date any response or answer is due in any proceeding) in respect of which indemnity may be sought from the party against whom an indemnity obligation is asserted pursuant to this Agreement (the “Indemnifying Party”), notify the Indemnifying Party in writing of the receipt of existence of such claim and afford the Indemnifying Party the right and opportunity to participate in any litigation or arbitration related to such claim (but without any obligation to so participate). The omission of the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability in respect of such claim which it may have to the Indemnified Party on account of this Agreement, except, however, the Indemnifying Party shall be relieved of liability to the extent that the failure to so notify (a) shall have caused prejudice to the defense of such claim, or (b) shall have increased the costs or liability of the Indemnifying Party by reason of the inability or failure of the Indemnifying Party (because of the lack of prompt notice from the Indemnified Party) to be involved in any investigations or negotiations regarding any such claim, nor shall it relieve the Indemnifying Party from any other liability which it may have to the Indemnified Party. In case any such claim shall be asserted or commenced against an Indemnified Party and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall assume the defense thereof with counsel free of conflict and otherwise reasonably satisfactory to the Indemnified Party, and, after actually so assuming the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party hereunder for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. In the event that the Indemnifying Party does not assume the defense, or conduct settlement of any claim, the Indemnified Party may settle such claim without the written consent of the Indemnifying Party. Nothing in this Section 14 shall be construed to mean that Purchaser shall be responsible for any obligations, acts or omissions of Seller prior to Closing, except for those obligations and liabilities expressly assumed by Purchaser pursuant to this Agreement, and nothing in this Agreement shall be construed to mean that Seller shall be responsible for any obligations, acts or omissions of Purchaser on or after Closing, except for those obligations and liabilities arising on or after Closing expressly assumed (if any) by Seller pursuant to this Agreement.

15.     INTENTIONALLY DELETED

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

[SIGNATURE PAGES FOLLOW]

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SIGNATURE PAGE

TO

AGREEMENT FOR PURCHASE AND SALE OF

REAL ESTATE AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP (“Seller”)

AND

UNITED REALTY FUNDS MANAGEMENT, LLC (“Purchaser”)

DATED APRIL  13 , 2015

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:	Jeffrey D. Miller
Title:	Vice President & General Counsel

32

SIGNATURE PAGE

TO

AGREEMENT FOR PURCHASE AND SALE OF

REAL ESTATE AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP (“Seller”)

AND UNITED REALTY FUNDS MANAGEMENT, LLC (“Purchaser”)

DATED APRIL 13 , 2015

PURCHASER:	UNITED REALTY FUNDS MANAGEMENT, LLC
a Delaware limited liability company

By:
Name:	Jacob Frydman
Its:	Manager

33

EXHIBIT A

Legal Description of Property

COMMENCING at an existing iron in the eastern right-of-way of Griffith Road, said iron being located at the northwestern corner of Lot 210, Tax Block 3807 as recorded in Deed Book 1723, Page 149, and the southwest comer of Lot 3, Highwoods Square as recorded in Plat Book 48, Page 33, Forsyth County Registry; thence with the southern line of said Highwoods Square the two (2) following courses and distances: 1) N. 87°53’19” E. 127.93’ to a point; thence 2) N. 87°59’26” E. 236.55’ to the point of BEGINNING and being the southeast corner of said Lot 3 and the southwest corner of 14M, Tax Block 3807; thence with the eastern line of said lot 3 and the western line of said Lot 14M N. 01°28’57” W. 421.47’, the northeast corner of said Lot 3 and the southeast corner of Lot 1 of said Highwoods Square; thence N 01°32’35” W. 169.52’ to a new iron place; thence on a new line and crossing Lot 1, Highwoods Square as recorded in Plat Book 48, Page 33 the three following courses and distances: 1) S. 88°49’37” W. 24.14’ to a new iron placed; thence 2) N. 01°26’16” W. 64.98’ to a new iron placed; thence 3) N. 88°36’25” E. 24.04’ to a new iron placed in the western line of said Lot 14M; thence with the western line of said Lot 14M N. 01°32’35” W. crossing an existing iron at 87.25’ and continuing 9.87 to a point for a total of 97.12’, the northwest corner of said Lot 14M and being in the southern right-of-way of Hanes Mall Boulevard; thence with the southern right-of-way of Hanes Mall Boulevard the two (2) following courses and distances: 1) on a curve to the left (having a radius of 994.93’) an arc distance of 79.15’, a chord bearing and distance of S. 85°24’10” E. 79.13’ to and existing iron; thence 2) S. 87°40’54” E. 503.78’ to an existing iron, the northeast corner of Lot 14D, Tax Block 3807 as recorded in Deed Book 1973, Page 2153 and the northwest corner of 1A, Tax Block 6260 as recorded in Deed Book 1805, Page 3984; thence with the eastern line of said Lot 14D and the western line of said Lot 1A the three following courses and distances: 1) S. 01°56’35” E. 45.00’ to an existing iron; thence 2) N. 89°58’57” E. 52.96’ to an existing iron; thence 3) S. 01°08’43” W. 660.18’ to an existing iron, the southeast corner of said Lot 14D and the southwest comer of said Lot 1A; thence with the southern line of said Lot 14D and the northern line of said Lot 210 S. 87°59’26” W. 604.07’ to the place of Beginning and containing 10.329 Acres more or less as surveyed by W. Max Brady, Jr. Surveyor for Brady Surveying Company, P. A. Drawing No. 07077, dated October 26, 2007, last revised November 14, 2007.

Being a portion of that property conveyed to Highwoods/Forsyth Limited Partnership, a North Carolina limited partnership, by First Associates, a North Carolina general partnership, in deed recorded in Book 1973, Page 2153, Forsyth County Registry.

EXHIBIT B

List of Personal Property

None

EXHIBIT C

Description of Lease

Lease Agreement dated December 29, 1986 by and between First Associates, a North Carolina General Partnership, as Landlord, and Piedmont Aviation, Inc., a North Carolina corporation, as Tenant, which Lease has been amended as follows:

•	Agreement Amending Lease dated June 10, 1987 between Piedmont Aviation, Inc. and The Shelton Companies
•	Agreement Amending Lease dated February 8, 1988 between First Associates and Piedmont Aviation, Inc.
•	Agreement Amending Lease dated June 30, 1989 between First Associates and Piedmont Aviation, Inc.
•	Agreement Amending Lease dated September 29, 1995 between First Associates, and US Air, Inc. (successor in interest through merger on August 5, 1989 to Piedmont Aviation, Inc.)
•	Fifth Amendment to Lease dated February 26, 2003, between Highwoods Realty Limited Partnership, successors in interest to First Associates, and US Airways, Inc.
•	Sixth Amendment to Lease dated March 9, 2007 by and between Highwoods Realty Limited Partnership and US Airways, Inc.
•	Seventh Amendment to Lease dated October 20, 2014 between Highwoods Realty Limited Partnership and U.S. Airways, Inc.

EXHIBIT D

List of Service Contracts

None

EXHIBIT E

Form of Earnest Money Escrow Agreement

SUBJECT TO REVIEW BY CHICAGO TITLE

EARNEST MONEY ESCROW AGREEMENT

1.     This Escrow Agreement (the “Agreement”) is made and entered into the date set forth below, between CHICAGO TITLE INSURANCE COMPANY, as escrow agent, herein called the “Escrow Agent” and HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (the “Seller”), and_____________________, a_____________(“Purchaser”). Seller and Purchaser are herein referred to collectively as “Depositors”.

2.      Whereas, Depositors are parties to a certain Agreement for Purchase of Real Estate and Related Property (the “Contract”) of even date herewith relating to the sale of certain property located in Forsyth County, North Carolina.

3.   Whereas, Depositors wish to place an earnest money deposit in the amount of up to __________________________________ ($____________), in the form of cash in the possession of an independent third party, said Escrow Agent; and

4.      Whereas, the Escrow Agent is willing to hold said funds in trust, as escrow agent, for the benefit of the Depositors.

5.     Now, therefore, subject to the General Provisions set forth in Exhibit A attached to this document and specifically incorporated herein by reference, the Escrow Agent agrees to hold such earnest money deposit in trust, until the first to occur of (i) receipt of a joint written direction by Seller and Purchaser, (ii) receipt of a notification(s) and passage of specified time period pursuant to the terms of Section 6. 7 or 8 below, or (iii) written instructions by Purchaser to apply the earnest money deposit at the Contract closing. During the period the Escrow Agent is in possession of the earnest money deposit, all funds, at Purchaser’s option and provided the same are not in the form of a letter of credit, will be deposited in a federally insured national bank.

6.      Notwithstanding any contrary provisions hereof, Escrow Agent shall disburse the entire earnest money to Purchaser if Purchaser delivers a written demand on Escrow Agent for such funds (i) on or prior to the expiration of the Due Diligence Period (as defined in the Contract), which demand shall include a certification by Purchaser that it has properly terminated the Contract during the Due Diligence Period, (ii) on or prior to Closing (as defined in the Contract), which demand shall include a certification by Purchaser that a closing condition has not been satisfied, or (iii) on or prior to Closing, which demand shall include a certification by Purchaser that it has properly terminated the Contract pursuant to its terms. Escrow Agent shall, within one (1) business day following disbursement of the earnest money to Purchaser pursuant to this Section 6, notify Seller in writing that it has made such disbursement.

7.      In the event Seller allegedly violates or defaults under the terms of the Contract, Purchaser shall notify the Escrow Agent and Seller of such default in writing in the manner provided in Section 11 herein. If after 5 business days from the date of notice of default was given to Seller, as certified to the Escrow Agent by Purchaser in writing, the Escrow Agent has been informed by Purchaser that Seller has not cured such default satisfactorily to Purchaser, the Escrow Agent shall refund the earnest money deposit to Purchaser.

8.      If, after the expiration of the Due Diligence Period, Purchaser allegedly violates or defaults the terms of the Contract, Seller shall notify the Escrow Agent and Purchaser of such default in writing in the manner provided in Section 11 hereof. If after 5 business days from the date notice of default was given to Purchaser, as certified to the Escrow Agent by Seller in writing, the Escrow Agent has been informed by Seller that Purchaser has not cured such default satisfactorily to Seller, the Escrow Agent shall pay over the earnest money deposit to Seller.

9.      A fully executed copy of the Contract to which the earnest money deposit applies shall be delivered to the Escrow Agent simultaneously herewith. The Escrow Agent shall not undertake to construe the Contract or determine compliance therewith. Written notice of an election to invoke any specific Contract provision shall be given to the Escrow Agent by the party invoking such specific Contract provision. As between Seller and Purchaser, the terms of the Contract shall govern and control in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Contract.

10.    If Purchaser and Seller are in disagreement as to the disposition of the earnest money deposit, Section 7 of Exhibit A shall apply.

11.     All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered personally or by reputable overnight courier (such as Federal Express) or by facsimile or other electronic transmission (email) (provided any notice given by facsimile or email shall be followed the same notice given by overnight courier, personal delivery or certified mail), addressed as follows:

If to Seller:	HIGHWOODS REALTY LIMITED PARTNERSHIP
3100 Smoketree Court, Suite 600
Raleigh, North Carolina 27604-1051
Attn: Jeffrey D. Miller
Fax: 919/431-1446
Email: jeff.miller@highwoods.com

With a copy to:	ALLMAN SPRY DAVIS LEGGETT & CRUMPLER, P.A.
380 Knollwood Street, Suite 700
Winston-Salem, North Carolina 27103
Attn: Thomas T. Crumpler
Fax: 336/721-0414
Email: tcrumpler@allmanspry.com

If to Purchaser:

Attention:
Fax:
Email:

With a copy to:

Attention:
Fax:
Email:

If to Escrowee:	CHICAGO TITLE INSURANCE COMPANY
711 Third Ave, Suite 500
New York, NY 10017
Attention: Neal J. Miranda, VP & Senior-Counsel
Fax: 212-880-1400
Email: neal.miranda@ctt.com

All notices given in accordance with the terms hereof shall be deemed given and received when (i) on the date delivered, if personally delivered, (ii) on the date sent by facsimile or other electronic means (email), provided the sender receives confirmation that such facsimile or email was sent on a business day between the hours of 8:00 a.m. and 5:00 p.m. EST, and if not, then on the following business day, and (iii) on the following business day if sent by reputable overnight courier. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section.

12.    Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of North Carolina.

13.    Counterparts.    This Agreement may be executed in any number of identical counterparts, all of which shall be taken together as a single instrument.

IN WITNESS WHEREOF, the undersigned have read and executed this Agreement as of this_____day of_______________, 2015.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO

EARNEST MONEY ESCROW AGREEMENT

BETWEEN

CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”),

HIGHWOODS REALTY LIMITED PARTNERSHIP (“Seller”)

AND

UNITED REALTY FUNDS MANAGEMENT, LLC (“Purchaser”)

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:	Jeffrey D. Miller
Title:	Vice President & General Counsel

SIGNATURE PAGE TO

EARNEST MONEY ESCROW AGREEMENT

BETWEEN

CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”),

HIGHWOODS REALTY LIMITED PARTNERSHIP (“Seller”)

AND

UNITED REALTY FUNDS MANAGEMENT, LLC (“Purchaser”)

SELLER:
a

By:
Name:
Title:

Accepted and Agreed:

CHICAGO TITLE INSURANCE COMPANY

By:
Neal J. Miranda, VP & Senior-Counsel
Re: USAir Bldg in Winston-Salem #15001268

Date:	4/__/15

EXHIBIT A TO ESCROW AGREEMENT

GENERAL PROVISIONS

1.      These instructions may be supplemented, amended, or revoked in writing only, signed by all of the parties hereto.

2.      No assignment, transfer, conveyance, or hypothecation of any rights, title, or interest in and to the subject matter of this escrow shall be binding upon the Escrow Agent unless written notice thereof shall be served upon the Escrow Agent.

3.      The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as such agent, other than for its willful misconduct or gross negligence. Escrow Agent shall be entitled to rely upon the advice of its own attorneys in connection with any act done or omitted by the Escrow Agent.

4.      The Escrow Agent is hereby expressly authorized to disregard any and all notices or warnings given by any of the parties hereto, or by any other person, firm, or corporation, excepting only orders or process of court, and is hereby expressly authorized to comply with and obey any and all process, orders, judgments or decrees of any court, and in case the Escrow Agent obeys or complies with any such process, order, judgment or decrees of any court, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such process, order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been issued or entered without jurisdiction.

5.      In consideration of the acceptance of this escrow by the Escrow Agent, the undersigned agree to pay the Escrow Agent its reasonable charges hereunder and to indemnify and hold it harmless as to any liability by it incurred to any other person, firm or corporation by reason of its having accepted the deposit, or carrying out any of the terms hereof, and to reimburse it for all its reasonable expenses, including among other things, reasonable counsel fees and court costs incurred in connection herewith. Each party shall be responsible to Escrow Agent for one-half of any such costs or expenses.

6.      The Escrow Agent shall be under no duty or obligation to ascertain the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver these instructions or any documents or papers or payments deposited or called for hereunder, and assumes no responsibility or liability for the validity or sufficiency of these instructions or any documents or papers or payments deposited or called for hereunder, other than the duty and obligation to act in good faith and in a reasonably prudent manner.

7.      In the event of any dispute between the parties hereto as to the facts of default, the validity or meaning of these instructions or any other fact or matter relating to the transaction between the parties, the Escrow Agent is instructed as follows:

(a)      That it shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification;

(b)      That it may, in its sole and absolute discretion, deposit the property described herein or so much thereof as remains in its hands with the Clerk of the Forsyth County, North Carolina Court, in whose jurisdiction it falls. Upon so depositing such property and filing its complaint in interpleader it shall be relieved of all liability under the terms hereof as to the property so deposited. The institution of any such interpleader action shall not impair the rights of the Escrow Agent under Section 5 herein.

8.     The Escrow Agent shall not be required to deposit the same in any interest bearing or income producing account. All funds received in the Escrow, shall be deposited in a segregated escrow account of Escrow Agent with a federally-insured national bank.

9.     The provisions of these instructions shall be binding upon the legal representatives, heirs, successors and assigns of the parties hereto.

10.   All checks, money orders or drafts deposited with Escrow Agent under this Escrow Agreement will be processed for collection in the normal course of business. Escrow Agent may commingle funds received by it in escrow with funds of others and may, without limitation, deposit such funds in its trust or escrow accounts with a bank, savings bank or savings association, provided the same is a federally insured banking institution. It is understood that Escrow Agent shall be under no obligation to invest the funds deposited with it on behalf of any depositor, nor shall it be accountable for any incidental benefit attributable to the funds which may be received by Escrow Agent while it holds such funds. Escrow Agent shall not be liable for any loss caused by the failure, suspension, bankruptcy or dissolution of any such investment vehicle or fund.

11.     Escrow Agent shall not be liable for any loss or damage resulting from the following:

(a)       Any defects or conditions of title to any property, except those resulting from its own acts, or insured by a title insurance policy of Escrow Agent which is issued or to be issued. No title insurance liability is created by this Agreement.

(b)       Any defects in the property purchased, obligations or rights of any tenant or other party in possession, the surrender of possession or any misrepresentations made by any other party.

I          Any default, error, action or omission of any other party, which is not Escrow Agent or an agent or representative thereof.

(d)       The expiration of any time limit or other delay, unless such time limit was known to Escrow Agent and such loss is solely caused by failure of Escrow Agent to proceed in its ordinary course of business.

(e)       Lack of authenticity, sufficiency and effectiveness of any documents delivered to it by Depositors and lack of genuineness of any signature or authority of any person to sign any such document.

(f)        Any loss or impairment of funds deposited in the course of collection or while on deposit with any other reputable bank, savings bank or savings association, provided the same is a federally insured banking institution, resulting from failure, insolvency or suspension of such institution.

(g)       Escrow Agent complying with any and all legal process, writs, orders, judgments and decrees of any court whether issued with or without jurisdiction and whether or not subsequently vacated, modified, set aside or reversed.

(h)       Escrow Agent asserting or failing to assert any cause of action or defense in any judicial, administrative or other proceeding either in the interest of itself or any other party or parties.

(i)        Any good faith act or forbearance by Escrow Agent.

EXHIBIT F

Form of Special Warranty Deed

SUBJECT TO REVIEW BY LOCAL COUNSEL

Drawn by:	Thomas T. Crumpler, Esquire
Return to:

Tax Parcel:	6814-33-6961.00
Property Address:	799 Hanes Mall Boulevard Winston-Salem, North Carolina

Excise Tax:	$

STATE OF NORTH CAROLINA	)
	)	SPECIAL WARRANTY DEED
COUNTY OF FORSYTH	)

THIS SPECIAL WARRANTY DEED, made this_______day of______________, 2015, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership, party of the first part (hereinafter referred to as “Grantor”); and_______________________________________, a__________________________, party of the second part (hereinafter referred to as “Grantee” );

WITNESSETH:

That the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee, with SPECIAL WARRANTY, in fee simple, all that certain lot or parcel of land situated in Forsyth County, North Carolina and more particularly as follows:

All those certain lots or parcels of land situated in Forsyth County, North Carolina, and more particularly described as follows:

SEE EXHIBIT A ATTACHED HERETO AND INCORPORATED

HEREIN BY REFERENCE.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple. And the Grantor covenants with the Grantee, that Grantor has done nothing to impair or encumber such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the Permitted Exceptions identified on Exhibit “B” attached hereto and incorporated herein.

IN WITNESS WHEREOF, Grantor has caused these presents to be executed, as of the day and year first above written.

HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:
Title:

STATE OF	)
SS:
COUNTY OF	)

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated:________________________________________.

Date:
	Printed Name:	, Notary Public

My commission expires:

EXHIBIT A to Special Warranty Deed

Legal Description

EXHIBIT B to Special Warranty Deed

Permitted Exceptions

EXHIBIT G

Form of Bill of Sale

BILL OF SALE

THIS BILL OF SALE is made and entered into as of_________________, 2015, by HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (hereinafter referred to as “Seller”), to and for the benefit of__________________________________, a__________________________(hereinafter referred to as “Purchaser”).

WITNESSETH:

WHEREAS, Purchaser has this day acquired all of Seller’s right, title, interest and estate in and to Seller’s fee simple interest in the real property described on Exhibit A attached hereto and made a part hereof (the “Property”); and

WHEREAS, the purchase and sale of the Property is being made pursuant to the terms of that certain Agreement for Purchase of Real Estate and Related Property between Seller and Purchaser, dated as of_____________, 2015 (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, in connection with the sale of the Property, Seller has agreed to sell to Purchaser and Purchaser has agreed to purchase from Seller all of Seller’s right, title and interest in and to all furniture, furnishings, fixtures, equipment, machinery, maintenance vehicles and equipment, tools, parts, recreational equipment, carpeting, window treatments, and other tangible personal property owned by Seller or in which Seller otherwise has an interest, if utilized by Seller solely in connection with the Property which is not owned by the tenant under the Lease for the Property, which Property is described on Exhibit B, attached to this Agreement, together with all replacements and substitutions therefor, (collectively the “Personal Property”).

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller has granted, bargained, sold, assigned, transferred, conveyed and delivered, and by these presents does grant, bargain, sell, assign, transfer, convey and deliver unto Purchaser, its successors and assigns, all of Seller’s right, title and interest of Seller in and to the Personal Property. The Personal Property is being conveyed in its “as-is, where-is” condition.

TO HAVE AND TO HOLD the aforesaid Personal Property unto Purchaser, its successors and assigns forever.

Seller warrants the Personal Property to be free and clear of all security interests, liens, and other encumbrances of any type or description. Seller covenants with Purchaser that Seller has the authority to transfer and assign the right, title and interest conveyed and will warrant and defend the same in favor of Purchaser, its successors and assigns, against the claims and demands of all persons.

Except as set forth in the immediately preceding paragraph or in the Purchase Agreement, SELLER MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE PERSONAL PROPERTY OR ANY PART THEREOF, THE MERCHANTABILITY THEREOF OR THE FITNESS THEREOF FOR ANY PARTICULAR PURPOSE OR USE, THE QUALITY OF THE MATERIALS OR WORKMANSHIP THEREOF OR THE CONFORMITY THEREOF TO SPECIFICATIONS, OR THE PRESENCE OR ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale the date and year first above written.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE

TO

BILL OF SALE

BY

HIGHWOODS REALTY LIMITED PARTNERSHIP (“Seller”)

TO AND FOR THE BENEFIT OF

______________________________________________ (“Purchaser”)

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:
Title:

EXHIBIT A to Bill of Sale

Legal Description

EXHIBIT B to Bill of Sale

Personal Property

Any and all personal property located on the premises more particularly described on EXHIBIT A.

EXHIBIT H

Form of Assignment and Assumption of Lease

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (the “Assignment”) dated as of the _____ day of __________________, 2015, is entered into by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership, (the “Assignor”), and _______________________________, a _____________________ (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the landlord under that certain lease executed with respect to certain real property commonly known as 799 Hanes Mall Boulevard, in Winston-Salem, North Carolina (the “Property”) between Assignor (successor in interest to First Associates), as landlord, and US Airways, Inc. (successor in interest to Piedmont Aviation, Inc.), as tenant, dated December 29, 1986, as subsequently amended (the “Lease”); and

WHEREAS, pursuant to that Agreement for Purchase of Real Estate and Related Property between Assignor and Assignee, dated ______________, 2015 (the “Purchase and Sale Agreement”), Assignor desires to assign its interest as lessor in the Lease to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereto agree as follows:

1.       Effective as of the Effective Date (as defined below), Assignor hereby assigns to Assignee all its right, title and interest in and to the Lease and, subject to the terms hereof, Assignee hereby assumes Assignor’s obligations as landlord under the Lease.

2.      Assignor shall be responsible for, and indemnify Assignee against, certain obligations arising in connection with the Lease prior to the date hereof, and Assignee shall be responsible for, and indemnify Assignee against, certain obligations arising in connection with the Lease after the date hereof, as set forth in the Purchase and Sale Agreement.

3.      Any party entitled to indemnification under this Assignment (the “Indemnified Party”) shall, within ten (10) days after the receipt of written notice of the assertion or imposition of any claim (but in no event later than ten (10) business days prior to the date any response or answer is due in any proceeding) in respect of which indemnity may be sought from the party against whom an indemnity obligation is asserted pursuant to this Assignment (the “Indemnifying Party”), shall notify the Indemnifying Party in writing of the receipt of existence of such claim. The failure of the Indemnified Party to notify the Indemnifying Party shall not relieve it from any liability in respect of such claim which it may have to the Indemnified Party on account of this Assignment, except, however, the Indemnifying Party shall be relieved of liability to the extent that the failure to so notify (a) shall have caused prejudice to the defense of such claim, or (b) shall have increased the costs or liability of the Indemnifying Party by reason of the inability or failure of the Indemnifying Party (because of the lack of prompt notice from the Indemnified Party) to be involved in any investigations or negotiations regarding any such claim, nor shall it relieve the Indemnifying Party from any other liability which it may have to the Indemnified Party. In case any such claim shall be asserted or commenced against an Indemnified Party and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall assume the defense thereof with legal counsel reasonably satisfactory to the Indemnified Party, and, after the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party hereunder for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. In the event that the Indemnifying Party does not assume the defense, or arrange settlement of any claim, the Indemnified Party may settle such claim without the written consent of the Indemnifying Party. Nothing in this paragraph shall be construed to mean that Assignee shall be responsible for any obligations, acts or omissions of Assignor prior to the Effective Date, except for those obligations and liabilities expressly assumed by Assignee pursuant to this Assignment; and nothing in this Assignment shall be construed to mean that Assignor shall be responsible for any obligations, acts or omissions of Assignee after the Effective Date, except for those obligations and liabilities arising after the Effective Date expressly assumed by Assignor pursuant to this Assignment.

4.       In the event of any arbitration or litigation arising out of this Assignment, the unsuccessful party shall pay the prevailing party’s costs and expenses of such arbitration or litigation, including without limitation, attorneys’ fees.

5.      This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.      This Assignment shall be governed by and construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, Assignor and Assignee have executed the Signature Pages to this Assignment by hand and under seal as of the day and year first above written.

SIGNATURE PAGE

TO

ASSIGNMENT AND ASSUMPTION OF LEASE

by and between

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

________________________________

dated as of _______________, 2015

ASSIGNOR:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:
Title:

SIGNATURE PAGE

TO

ASSIGNMENT AND ASSUMPTION OF LEASE

by and between

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

________________________________

dated as of _______________, 2015

ASSIGNEE:
a

By:
Name:
Title:

SCHEDULE 1 to Assignment and Assumption of Lease

Legal Description

EXHIBIT I

Form of Assignment and Assumption of Service Contracts

ASSIGNMENT AND ASSUMPTION OF

SERVICE CONTRACTS

This Assignment and Assumption of Service Contracts (the “Assumption”) is made as of the _____ day of ___________, 2015 (the “Effective Date”) by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”) and ____________________________, a_______________(“Buyer”), with reference to the following:

A.     Seller and Buyer are parties to that certain Agreement for Purchase of Real Estate and Related Property dated ______________, 2015 (the “Agreement”); and

B.     Pursuant to the Agreement, Seller has agreed to assign to Buyer certain of those Service Contracts (as defined in the Agreement) set forth on Schedule 1 attached hereto.

C.      Buyer has the right to give notice of which Service Contracts it is willing to assume prior to the Effective Date (the “Assigned Service Contracts”).

NOW, THEREFORE, the parties hereto agree as follows:

1.       Effective as of the Effective Date, Seller hereby assigns and transfers unto Buyer all of its right, title and interest in the Assigned Service Contracts, and Buyer hereby assumes the Assigned Service Contracts.

2.       Seller agrees that as between Seller and Buyer, Seller shall be liable for all liabilities, loss, cost and/or damage (including attorney fees) which are asserted as claims by third parties and which relate to the Assigned Service Contracts, but only if such claims arise out of acts or omissions which occurred prior to the Effective Date and are related to the Assigned Service Contracts, including but not limited to: (i) obligations Seller had a duty to perform prior to the Effective Date, and (ii) the payment of all sums due and owing as of the Effective Date under any of the Assigned Service Contracts to which Seller is a party; but excluding, however, obligations Seller has a duty to perform under the Assigned Service Contracts after the Effective Date, but which were not required to be performed before Closing (as defined in the Agreement). The claims by third parties for loss or damage for which Seller shall be responsible as set forth above are hereinafter referred to as “Claims Against Seller.”

In this regard, Seller agrees to indemnify, defend and hold harmless Buyer from and against all loss and damage (including costs and attorney fees) incurred by Buyer as a result of Claims Against Seller.

3.       Buyer agrees that as between the Seller and Buyer, from and after the Effective Date, Buyer shall be liable for all liabilities, loss, cost and/or damage (including attorney fees) which are asserted as claims by third parties which relate to the Assigned Service Contracts or Buyer’s default thereunder, but only if such claims arise out of acts or omissions of Buyer, its agents or employees occurring after the Effective Date which are related to the Assigned Service Contracts, and then, only if such claims do not relate to obligations under the Assigned Service Contracts which Seller had a duty to perform prior to the Effective Date. The claims by third parties for loss or damage for which Buyer shall be responsible as set forth above are hereinafter referred to as “Claims Against Buyer.”

In this regard, Buyer agrees to indemnify, defend and hold harmless Seller from and against all loss and damage (including costs and attorney fees) incurred by Seller, or any of them, as the result of Claims Against Buyer.

4.      In the event of any arbitration or litigation arising out of this Assumption, the losing party shall pay the prevailing party’s costs and expenses of such litigation, including without limitation, reasonable attorneys’ fees.

5.      This Assumption shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6.      This Assumption shall be governed by and construed in accordance with the laws of the State of North Carolina.

        IN WITNESS WHEREOF, Seller and Buyer have executed the Signature Pages to this Assignment and Assumption by hand and under seal as of the day and year first above written.

[SIGNATURES BEGIN ON THE NEXT PAGE]

2

SIGNATURE PAGE

TO

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

by and between

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

__________________________________________

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:
Title:

3

SIGNATURE PAGE

TO

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

by and between

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

________________________________________

BUYER:
a

By:
Name:
Its:

4

Schedule 1

Assigned Service Contracts

5

EXHIBIT J

Description of Tenant Litigation

None

EXHIBIT K

Schedule of Building Code. Zoning Violations or Other Violations

None

2

EXHIBIT L

Environmental Notices

None

EXHIBIT M

Form of Estoppel

SUBJECT TO REVIEW BY PURCHASER’S LENDER

ESTOPPEL

Re:	[Name of Property]
[City and State]

Ladies and Gentlemen:

The undersigned (“Tenant”) certifies with respect to the lease (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”) that:

1.      Tenant is the tenant under the Lease;

2.      The summary of certain of the terms of the Lease contained in the Schedule is true and correct;

3.      Tenant has accepted possession of the premises (the “Premises”) under the Lease;

4.      There are no rent abatements, rent concessions, or free rent periods now or in the future other than as may be set forth on the Schedule;

5.      The Lease is in full force and effect and, except as may be indicated on the Schedule, has not been assigned, modified, supplemented or amended in any way;

6.      The Lease represents the entire agreement between Tenant and Highwoods Realty Limited Partnership (the “Landlord”) with respect to the Premises;

7.      All construction and other obligations of a material nature to be performed by Landlord have been satisfied, except as may be indicated on the Schedule;

8.      Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be indicated on the Schedule;

9.      As of the date hereof, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Tenant, or to the best of Tenant’s knowledge, a default by Landlord, under the Lease;

10.    Tenant is not entitled to any offsets, abatements, allowances, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as may be indicated on the Schedule;

11.    No rental, other than for the current month, has been paid in advance and no other sums (including amounts for payment utilities, taxes, insurance and other charges) owing by the Tenant under the terms of the Lease are past due, except as may be indicated on the Schedule;

12.    There are no actions, whether voluntary or otherwise, pending against Tenant, any affiliate of Tenant or any guarantor of Tenant under the bankruptcy or insolvency laws of the United States or any state or territory of the United States;

13.    Except as set forth on the Schedule, Tenant has no extension, expansion, rights of first offer, rights of first refusal, exclusives, right to lease other premises, rights to terminate, or rights to have Landlord perform Tenant’s obligations under leases of other premises; and

14.    Tenant has no right to terminate the Lease except as set forth on the Schedule.

15.    Tenant has no right or option to purchase the building in which the Premises are located.

16.    No sublease, concession agreement or license covering the Premises or any portion thereof has been entered into by Tenant except as set forth on the Schedule.

17.    No rent under the Lease has been paid, or will be paid, more than one (1) month in advance.

18.    Tenant has not received any notice of any present violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises.

19.    Tenant has all necessary licenses and permits to carry on its business at the Premises.

20.    No hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises by Tenant and Tenant has not received any notice of environmental contamination resulting from the generalization, storage, treatment, disposal or use of any hazardous substances in, or, or about the Premises prior to or after the commencement of the Lease.

21.    Tenant has not received any notice of any claim, litigation or proceeding (including condemnation), pending or threatened, against or relating to the Premises.

22.    No additions, alterations or improvements are now in progress or have been made to the Premises for which payment has not been paid in full. Tenant is not aware that anyone has filed or intends to file a mechanic’s lien or building contract relating to the Premises. Tenant has not been notified that money is due and owing for construction or repair work to the Premises

The truth and accuracy of the certifications contained herein may be relied upon by (i) Landlord, (ii) any purchaser (“Purchaser”) of Landlord’s interest in the property of which the Premises are a part, (iii) each lender (“Lender”) of Landlord or Purchaser (or any of their respective direct or indirect owners), and its successors, participants, assigns and transferees, (iv) any rating agency or trustee involved in a securitization of one or more loans made by a Lender, and (v) any servicer of any such loan (collectively, the “Reliance Parties”), and said certifications shall be binding upon Tenant and its successors and assigns, and inure to the benefit of the Reliance Parties.

Very truly yours,

[	]

By:
Name:
Title:

Date:

SCHEDULE A

Summary of Certain Lease Terms

(1)	Name of Tenant:

(2)	Lease Date:

(3)	Amendment Dates, Separate Agreements, if any:

Lease / License Agreement	Date

(4)	Rentable Square Footage:		Suite No.

(5)	Lease Commencement Date:

Current Lease Expiration:

(6)	Current Monthly Base Rent:	$	paid through:
	Current Monthly Expense Reimbursement :	$	paid through:
	Other Current Monthly Rent Not Otherwise Identified Above:	$	paid through:
	Current Total Monthly Rent:	$

Tenant has the following free rent or tenant concessions remaining [NOTE: IF NOTHING IS INSERTED IN THE FOLLOWING SPACE, THEN “NONE” SHALL BE DEEMED INSERTED]: _____________________________

(7)	Security Deposit:	$

(8)	Percentage Rent:

(9)	Assignees/Subtenants:

(10)	Lease Guarantor(s):

EXHIBIT N

8-K AUDIT REQUIREMENTS

For the period of time commencing on the Effective Date and continuing through the last day of the third month following Closing, Seller shall, from time to time, upon reasonable advance notice from Purchaser, use commercially reasonable efforts to provide Purchaser and its representatives, agents and employees with access to information which is relevant and reasonably necessary, for the Purchaser’s outside third party accountants (the “Accountants”), to enable Purchaser and its Accountants to prepare financial statements in compliance with any and or all of(a) Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the “Commission”); (b) any other rule issued by the Commission and applicable to Purchaser; and (c) any registration statement, rep011 or disclosure statement filed with the Commission by, or on behalf of Purchaser; provided, however, that in any such event(s), Purchaser shall reimburse Seller for all out-of-pocket costs and expenses that Seller incurs in order to comply with the foregoing requirement. Seller acknowledges and agrees that the following is a representative description of the information and documentation that Purchaser and the Accountants may require in order to comply with (a), (b) and (c) above. Seller shall provide the following information, to the extent the same is available (capitalized terms not defined herein shall have the meanings as ascribed to such terms in the Agreement to which this Exhibit is attached):

1.	Rent rolls for the calendar month in which Closing occurs and the eleven (11) calendar months immediately preceding the calendar month in which Closing occurs;

2.	Most currently available real estate tax bills;

3.	Seller’s schedule of expense reimbursements required under the Leases in effect at Closing;

4.	Access to Seller’s invoices with respect to expenditures made during the final fiscal year; and

5.	Access (during normal and customary business hours) to responsible personnel to answer accounting questions.

Nothing herein shall require Seller to conduct its own audits or generate any requested materials that are not in its possession, custody or control.

The provisions of the foregoing information shall be for informational purposes only, shall not be deemed to be representations or warranties under this Agreement, and shall not expose Seller to any liability on account thereof.

Upon at least thirty (30) days prior written notice and not more than once during the three (3) month period, upon Purchaser’s request, Seller shall on a one (l)-time basis only, make Seller’s books, records, existing supporting invoices and other existing substantiating documentation relating solely to the Premises, that are not deemed by Seller to be privileged, available to Purchaser for inspection, copying and audit by Purchaser’s designated accountants, at the expense of Purchaser. This obligation shall survive the Closing for a period of three (3) months following the Closing and shall not be merged with any instrument of conveyance delivered at the Closing.

FIRST AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE AND RELATED PROPERTY (the “First Amendment”) is made and entered into as of the 13th day of May, 2015, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”) and UNITED REALTY FUNDS MANAGEMENT, LLC, a Delaware limited liability company (or its Permitted Assignee, as defined in Paragraph 13(a) of the Contract [as defined below]), both of which are, or will be, authorized to do business in the State of North Carolina as a foreign limited liability company (“Purchaser”).

RECITALS

A.     Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Estate and Related Property dated as of April 13, 2015 (the “Contract”), relating to the sale and purchase of certain real property located in Forsyth County, North Carolina, as more particularly described in the Contract. Capitalized terms used in this First Amendment without definition shall have the meanings given to them in the Contract.

B.      Seller and Purchaser desire to amend the Contract on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereby covenant and agree as follows:

1.      Section 9(a) of the Contract is hereby modified to extend the expiration date of the Due Diligence Period until 5:00 P.M. Eastern Standard Time on May 21, 2015.

2.      To the extent of any conflict between the Contract and this First Amendment, this First Amendment shall control. Unless specifically modified hereby, all terms of the Contract shall remain in full force and effect.

3.      his First Amendment may be executed in any number of counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together but as a single instrument. Signatures hereto transmitted by facsimile or email shall be deemed to be the originals and binding upon each party executing this First Amendment.

IN WITNESS WHEREOF, this First Amendment is executed on the date referenced above.

[SIGNATURE PAGES FOLLOW]

1

SIGNATURE PAGE

FIRST AMENDMENT

TO

AGREEMENT FOR PURCHASE AND SALE OF

REAL ESTATE AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

And

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May 13, 2015

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

By:
Name:	Jeffrey D. Miller
Title:	Senior Vice President & General Counsel

2

FIRST AMENDMENT

TO

AGREEMENT FOR PURCHASE AND SALE OF

REAL ESTATE AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

And

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May 13, 2015

PURCHASER:	UNITED REALTY FUNDS MANAGEMENT, LLC,
a Delaware limited liability company

By:
Name:	Jacob Frydman
Its:	Manager

3

SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE AND RELATED PROPERTY (the “Second Amendment”) is made and entered into as of the 21st day of May, 2015, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”), and UNITED REALTY FUNDS MANAGEMENT, LLC, a Delaware limited liability company (or its Permitted Assignee, as defined in Paragraph 13(a) of the Contract [as defined below]), both of which are, or will be, authorized to do business in the State of North Carolina as a foreign limited liability company (“Purchaser”).

RECITALS:

A.     Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Estate and Related Property dated as of April 13, 2015, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 13, 2015 (the “First Amendment”) relating to the sale and purchase of certain real property located in Forsyth County, North Carolina, as more particularly described in the Contract. The Agreement for Purchase and Sale of Real Estate and Related Property and the First Amendment are collectively referred to herein as the “Contract”. Capitalized terms used in this Second Amendment without definition shall have the meanings given to them in the Contract.

B.      Seller and Purchaser desire to amend the Contract on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

Seller and Purchaser agree that the Contract shall be amended as follows:

1.      Section 9(a) of the Contract is hereby modified to extend the expiration date of the Due Diligence Period until 5:00 P.M., Eastern Standard Time, on May 27, 2015.

2.      To the extent of any conflict between the Contract and this Second Amendment, this Second Amendment shall control. Unless specifically modified hereby, all terms of the Contract shall remain in full force and effect.

3.      This Second Amendment may be executed in any number of counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together but as a single instrument. Signatures hereto transmitted by facsimile or email shall be deemed to be the originals and binding upon each party executing this Second Amendment.

IN WITNESS WHEREOF, this Second Amendment is executed on date referenced above.

[SIGNATURE PAGES FOLLOW]

1

SIGNATURE PAGE TO

SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May 21, 2015

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

5/21/2015	By:
Date of Execution	Name:	Kevin E. Penn
	Title:	Senior Vice President

2

SIGNATURE PAGE TO

SECOND AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May ___, 2015

PURCHASER:	UNITED REALTY FUNDS MANAGEMENT, LLC,
a Delaware limited liability company

5/21/2015	By:
Date of Execution	Name:	Jacob Frydman
	Its:	CEO

3

THIRD AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE AND RELATED PROPERTY (the “Third Amendment”) is made and entered into as of the 27th day of May, 2015, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”), and UNITED REALTY FUNDS MANAGEMENT, LLC, a Delaware limited liability company (or its Permitted Assignee, as defined in Paragraph 13(a) of the Contract [as defined below]), both of which are, or will be, authorized to do business in the State of North Carolina as a foreign limited liability company (“Purchaser”).

RECITALS:

A.     Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Estate and Related Property dated as of April 13, 2015, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 13, 2015 (the “First Amendment”), and as further amended by that certain Second Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 21, 2015 (the “Second Amendment”) relating to the sale and purchase of certain real property located in Forsyth County, North Carolina, as more particularly described in the Contract, The Agreement for Purchase and Sale of Real Estate and Related Property, the First Amendment, Second Amendment and this Third Amendment are collectively referred to herein as the “Contract”. Capitalized terms used in this Third Amendment without definition shall have the meanings given to them in the Contract.

B.      Seller and Purchaser desire to amend the Contract on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

Seller and Purchaser agree that the Contract shall be amended as follows:

1.      Section 9(a) of the Contract is hereby modified to extend the expiration date of the Due Diligence Period until 5:00 P.M., Eastern Standard Time, on June 1, 2015.

2.      To the extent of any conflict between the Contract and this Third Amendment, this Third Amendment shall control. Unless specifically modified hereby, all terms of the Contract shall remain in full force and effect.

3.      This Third Amendment may be executed in any number of counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together but as a single instrument. Signatures hereto transmitted by facsimile or email shall be deemed to be the originals and binding upon each party executing this Third Amendment.

IN WITNESS WHEREOF, this Third Amendment is executed on date referenced above.

1

SIGNATURE PAGE TO

THIRD AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May 27, 2015

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

May 27, 2015	By:
Date of Execution	Name:	Jeffrey D. Miller
	Title:	Senior Vice President and General Counsel

2

SIGNATURE PAGE TO

THIRD AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of May 27, 2015

PURCHASER:	UNITED REALTY FUNDS MANAGEMENT, LLC,
a Delaware limited liability company

May 27, 2015	By:
Date of Execution	Name:	Jacob Frydman
	Title:	Manager

3

FOURTH AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

THIS FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE AND RELATED PROPERTY (the “Fourth Amendment”) is made and entered into as of the 1st day of June, 2015, by and between HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Seller”), and UNITED REALTY FUNDS MANAGEMENT, LLC, a Delaware limited liability company (or its Permitted Assignee, as defined in Paragraph 13(a) of the Contract [as defined below]), both of which are, or will be, authorized to do business in the State of North Carolina as a foreign limited liability company (“Purchaser”).

RECITALS:

A.     Seller and Purchaser have entered into that certain Agreement for Purchase and Sale of Real Estate and Related Property dated as of April 13, 2015, as amended by that certain First Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 13, 2015 (the “First Amendment”), and as further amended by that certain Second Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 21, 2015 (the “Second Amendment”), and as further amended by that certain Third Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated May 27, 2015 (the “Third Amendment”) relating to the sale and purchase of certain real property located in Forsyth County, North Carolina, as more particularly described in the Contract. The Agreement for Purchase and Sale of Real Estate and Related Property, the First Amendment, Second Amendment, Third Amendment and this Fourth Amendment are collectively referred to herein as the “Contract”. Capitalized terms used in this Fourth Amendment without definition shall have the meanings given to them in the Contract.

B.     Seller and Purchaser desire to amend the Contract on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

Seller and Purchaser agree that the Contract shall be amended as follows:

1.      Section 9(a) of the Contract is hereby modified to extend the expiration date of the Due Diligence Period until 5:00 P.M., Eastern Standard Time, on June 4, 2015.

2.      To the extent of any conflict between the Contract and this Fourth Amendment, this Fourth Amendment shall control. Unless specifically modified hereby, all terms of the Contract shall remain in full force and effect.

3.      This Fourth Amendment may be executed in any number of counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together but as a single instrument. Signatures hereto transmitted by facsimile or email shall be deemed to be the originals and binding upon each party executing this Fourth Amendment.

IN WITNESS WHEREOF, this Fourth Amendment is executed on date referenced above.

1

SIGNATURE PAGE TO

FOURTH AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of June 1, 2015

SELLER:	HIGHWOODS REALTY LIMITED PARTNERSHIP,
a North Carolina limited partnership

By:	Highwoods Properties, Inc., a Maryland
corporation, its Sole General Partner

June 1, 2015	By:
Date of Execution	Name:	Jeffrey D. Miller
	Title:	Senior Vice President and General Counsel

2

SIGNATURE PAGE TO

FOURTH AMENDMENT TO

AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

AND RELATED PROPERTY

BY AND BETWEEN

HIGHWOODS REALTY LIMITED PARTNERSHIP

and

UNITED REALTY FUNDS MANAGEMENT, LLC

Dated as of June 1, 2015

PURCHASER:	UNITED REALTY FUNDS MANAGEMENT, LLC,
a Delaware limited liability company

June 1, 2015	By:
Date of Execution	Name:	Jacob Frydman
	Title:	Manager

3

ASSIGNMENT AND ASSUMPTION

OF PURCHASE AND SALE AGREEMENT

This ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made and entered into as of the 29 day of July, 2015 (the “Effective Date”) by and between UNITED REALTY FUNDS MANAGEMENT, LLC, a Delaware limited liability company (“Assignor”), and UR HANES, DST, a Delaware statutory trust (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor, as purchaser, and Highwoods Realty Limited Partnership, a North Carolina limited partnership (“Seller”), as seller, entered into that certain Agreement for Purchase and Sale of Real Estate and Related Property dated as of April 13, 2015 (the “Original Agreement”), that certain First Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated as of May 13, 2015 (the “First Amendment”) and that certain Second Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated as of May 21, 2015 (the “Second Amendment”) and that certain Third Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated as of May 27, 2015 (the “Third Amendment”) and that certain Fourth Amendment to Agreement for Purchase and Sale of Real Estate and Related Property dated as of June 1, 2015 (the “Fourth Amendment”) (the Original Agreement, as amended by the First Amendment and Second Amendment and Third Amendment and Fourth Amendment, is hereinafter referred to as the “Purchase Agreement”), true and complete copies of which are attached hereto as Exhibit A and incorporated herein by this reference, pursuant to which Seller agreed to sell and convey to Assignor, and Assignor agreed to acquire from Seller, the approximately 10.329 acre tract of land, together with the approximately 101,555 rentable square foot office building and other improvements thereon, located at 799 Hanes Mall Boulevard in Winston-Salem, Forsyth County, North Carolina and being more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, pursuant to the terms of the Purchase Agreement, Assignor deposited the sum of One Million and No/100 Dollars ($1,000,000.00) (the “Earnest Money”) into escrow with Chicago Title Insurance Company; and

WHEREAS, Assignor has now agreed to grant, bargain, sell, assign, transfer, convey and relinquish to Assignee, and Assignee has agreed to acquire, accept and assume, all of Assignor’s rights, title, interests, duties and obligations as “Purchaser” under the Purchase Agreement, including, without limitation, all of Assignor’s rights, title and interests in and to the Earnest Money (collectively, the “Purchaser’s Interests”), on the terms and conditions hereinafter contained.

1

NOW, THEREFORE, for the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.	The above recitals are true and complete and are incorporated herein by this reference, and this Assignment shall be construed in light thereof.

2.	Assignor hereby grants, bargains, sells, assigns, transfers, conveys and relinquishes to Assignee, and Assignee hereby acquires, accepts and assumes from Assignor, effective as of 12:01 a.m. Eastern Time on the Effective Date, the Purchaser’s Interests, subject to the terms and conditions of this Assignment.

3.	Assignee hereby assumes and agrees to perform all of the obligations imposed on the “Purchaser” under the Purchase Agreement. Further, Assignee agrees to and hereby does protect, indemnify, defend and hold Assignor, its members, managers and their respective partners, officers, directors and shareholders, harmless from any and all damages, costs, attorneys’ fees, expenses, obligations, losses, penalties, liabilities and claims that any or all of such indemnified parties suffer or incur as a result of, or arising out of the breach by Assignee of (or the Assignee’s failure to timely perform) any or all of the obligations imposed on the “Purchaser” under the Purchase Agreement.

4.	This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.	No provision of this Assignment may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

6.	This Assignment is to be governed by, interpreted under and construed and enforced in accordance with laws of the State of New York applicable to a contract executed and performed in New York, without giving effect to the conflicts of laws principles thereof.

7.	This Assignment may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement.

8.	Each party agrees that it will without further consideration execute and deliver such other documents and take such other action as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Assignment.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the Effective Date.

ASSIGNOR:

UNITED REALTY FUNDS MANAGEMENT, LLC,
a Delaware limited liability company

By:
Jacob Frydman, Authorized Signatory

ASSIGNEE:

UR HANES, DST,
a Delaware statutory trust

By:	UR DST Manager, LLC,
a Delaware limited liability company,
its Manager

By:
Jacob Frydman, Manager

3

EXHIBIT A

[true and complete copies of the Original Agreement, First Amendment and Second Amendment and Third Amendment and Fourth Amendment follow this page]

4